                                                    1933 Act File No. 33-58808
                                                    1940 Act File No. 811-7536


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ ]
     Pre-Effective Amendment No.                                 [ ]

     Post-Effective Amendment No. 5                             [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     Amendment No. 15                                           [X]

                        (Check appropriate box or boxes)

                   PAINEWEBBER LIFE VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                       PAINEWEBBER LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             1200 HARBOR BOULEVARD
                          WEEHAWKEN, NEW JERSEY  07087
        (Address of Depositor's Principal Executive Offices)  (Zip Code)

       Depositor's Telephone Number, including Area Code: (201) 902-3301

                                                        Copy to:
             DENNIS J. HESS                      KIMBERLY J. SMITH, ESQ.
        PAINEWEBBER INCORPORATED           SUTHERLAND, ASBILL & BRENNAN,L.L.P.
    1200 HARBOR BOULEVARD, 4TH FLOOR          1275 PENNSYLVANIA AVENUE, N.W.
     WEEHAWKEN,  NEW JERSEY  07087               WASHINGTON, D.C.  20004
 (NAME AND ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing will become effective (check appropriate box):

[ ]    immediately upon filing pursuant to paragraph (b) of Rule 485

[X]    on May 1, 1997 pursuant to paragraph (b) of Rule 485
[_]    60 days after filing pursuant to paragraph (a)(i) of Rule 485

[_]    on May 1, 1997 pursuant to paragraph (a)(i) of Rule 485

If appropriate, check the following:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Company has elected pursuant to Rule 24f-2 under the Investment Company Act of 1940 to register an indefinite number of securities. The most recent Rule 24f-2 Notice was filed on February 25, 1997.

PAINEWEBBER LIFE VARIABLE ANNUITY ACCOUNT

Cross Reference Sheet

ITEM NUMBER IN FORM N-4 AND CAPTION
-----------------------------------

Part A - Prospectus
-------------------
1.  Cover Page...........................................................  Cover Page
2.  Definitions..........................................................  Definitions
3.  Synopsis.............................................................  Summary
4.  Condensed Financial Information......................................  Condensed Financial Information
5.  General Description of Registrant, Depositor and                       The Insurance Company; The Separate Account;
      Portfolio Companies................................................  The Fund
6.  Deductions...........................................................  Contract Charges and Deductions
7.  General Description of Variable Annuity Contracts....................  The Contract; Variable Account Accumulation
                                                                           Provisions; Death Benefit; Exercise of Rights under
                                                                           the Contract; Annuity Provisions; General Annuity
                                                                           Options; Additional Variable Annuity Provisions;
                                                                           Miscellaneous Provisions
8.  Annuity Period.......................................................  Variable and Fixed Annuity Provisions; General
                                                                           Annuity Options; Additional Variable Annuity
                                                                           Provisions
9.  Death Benefit........................................................  Death Benefit
10. Purchases and Contract Value.........................................  The Contract; Variable Account Accumulation
                                                                           Provisions; How to Purchase a Contract
11. Redemptions..........................................................  Exercise of Rights Under the Contract --
                                                                           Withdrawals
12. Taxes................................................................  Federal Income Tax Status
13. Legal Proceedings....................................................  Legal Proceedings
14. Table of Contents of the Statement of                                  Table of Contents (Statement of Additional
      Additional Information.............................................  Information)

Part B - Statement of Additional Information
--------------------------------------------

     Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with ("P") are made by reference to the captions in the Prospectus:

ITEM NUMBER IN FORM N-4 AND CAPTION
-----------------------------------
15. Cover Page............................. Cover Page
16. Table of Contents...................... Table of Contents
17. General Information and History........ PaineWebber Life Insurance Company, The
                                            Separate Account, The Fund
18. Services..............................  The Contract - Purchase Payments (P),
                                            Miscellaneous Provisions - Reports To
                                            Contractowners (P), The Contract - Distribution of
                                            Contracts, Other Information - Administrative
                                            Services
19. Purchase of Securities Being Offered..  The Contract - Purchase Payments (P)
20. Underwriters..........................  The Contract - Purchase Payments (P)
21. Calculation of Performance Data.......  Separate Account Performance
22. Annuity Payments......................  The Contract - Annuity Payments
23. Financial Statements..................  Financial Statements

Part C
------

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                                  MILESTONES
                                   ISSUED BY
                      PAINEWEBBER LIFE INSURANCE COMPANY

       ADMINISTRATIVE OFFICE:                       EXECUTIVE OFFICE:
           601 6TH AVENUE                         1200 HARBOR BOULEVARD
       DES MOINES, IOWA 50309                  WEEHAWKEN, NEW JERSEY 07087
                              IN CONNECTION WITH
                   PAINEWEBBER LIFE VARIABLE ANNUITY ACCOUNT
                 INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACT

The Individual Deferred Variable Annuity Contract (the "Contract") described in this prospectus is designed to provide retirement programs for individual purchasers on a variable payment basis. The Contract may also be used to provide annuity benefits to individual participants in connection with retirement plans which qualify for special tax treatment under the Internal Revenue Code ("Code"). Purchase Payments under the Contract are allocated to the PaineWebber Life Variable Annuity Account (the "Separate Account"), a segregated investment account of PaineWebber Life Insurance Company ("PaineWebber Life"). The Separate Account will invest in shares of PaineWebber Series Trust, an open-end, management investment company registered under the Investment Company Act of 1940 ("1940 Act"). PaineWebber Series Trust currently has the following nine available Portfolios, each having its own investment objective and policies: Money Market, Strategic Fixed Income, High Grade Fixed Income, Global Income, Balanced, Growth and Income, Growth, Aggressive Growth, and Global Growth.

PaineWebber Life has filed a registration statement (the "Registration Statement") with the Securities and Exchange Commission ("Commission") under the Securities Act of 1933, as amended, relating to the Contract offered by this prospectus. This prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and exhibits thereto, and reference is hereby made to such Registration Statement and exhibits for further information relating to PaineWebber Life, the Separate Account, and the Contract. The Registration Statement and the exhibits thereto may be inspected and copied; and copies can be obtained at the public reference facilities of the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

This prospectus and the prospectus for PaineWebber Series Trust set forth information that a prospective investor should know before investing. A Statement of Additional Information about the Separate Account dated the same day as this prospectus has been filed with the Commission and is incorporated herein by reference and is available without charge upon written request to PaineWebber Life. The table of contents of the Statement of Additional Information is contained at page 27 of this prospectus.

                     -------------------------------------

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS OF PAINEWEBBER SERIES TRUST. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

SHARES IN THE PAINEWEBBER SERIES TRUST AND INTERESTS IN THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, A BANK, AND THE SHARES AND INTERESTS ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                     -------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                     -------------------------------------

                         Prospectus dated May 1, 1997

                                     PWB 1

                               TABLE OF CONTENTS

TOPIC                                                                       PAGE
DEFINITIONS................................................................   3
SUMMARY....................................................................   4
FEE TABLE AND EXAMPLE......................................................   6
FINANCIAL INFORMATION......................................................   8
CONDENSED FINANCIAL INFORMATION............................................   8
SEPARATE ACCOUNT PERFORMANCE...............................................   9
THE INSURANCE COMPANY......................................................   9
THE SEPARATE ACCOUNT.......................................................  10
CONTRACT CHARGES AND DEDUCTIONS............................................  10
  Withdrawal Charges.......................................................  10
  Transfer Charges.........................................................  11
  Contract Maintenance Charge..............................................  12
  Premium and Other Taxes..................................................  12
  Mortality Risk Charge....................................................  12
  Enhanced Death Benefit Charge............................................  12
  Expense Risk Charge......................................................  12
  Distribution Expense Charge..............................................  13
THE FUND...................................................................  13
  Money Market Portfolio...................................................  14
  Strategic Fixed Income Portfolio.........................................  14
  High Grade Fixed Income Portfolio........................................  14
  Global Income Portfolio..................................................  14
  Balanced Portfolio (formerly Asset Allocation Portfolio).................  14
  Growth and Income Portfolio..............................................  14
  Growth Portfolio.........................................................  14
  Aggressive Growth Portfolio..............................................  14
  Global Growth Portfolio..................................................  14
THE CONTRACT...............................................................  15
  Purchase Payments........................................................  15
  Dollar Cost Averaging....................................................  15
  Asset Allocation Program.................................................  16
  Systematic Purchase Program..............................................  16
VARIABLE ACCOUNT ACCUMULATION PROVISIONS...................................  17
  Accumulation Units.......................................................  17
  Value of an Accumulation Unit............................................  17
  Net Investment Factor....................................................  17
DEATH BENEFIT..............................................................  17
  Before the Annuity Date..................................................  17
  After the Annuity Date...................................................  18
EXERCISE OF RIGHTS UNDER THE CONTRACT......................................  19
  Beneficiary..............................................................  19
  Annuitant................................................................  19

TOPIC                                                                       PAGE
  Ownership................................................................  19
  Collateral Assignment....................................................  19
  Transfers................................................................  19
  Withdrawals..............................................................  19
  Systematic Withdrawal Program............................................  20
  Substitution and Change..................................................  21
ANNUITY PROVISIONS.........................................................  21
  Minimum Annuity Payments.................................................  21
  Annuity Date.............................................................  21
  Proof of Age, Sex and Survival...........................................  21
  Misstatement of Age or Sex...............................................  22
  Change of Annuity Date or Annuity Option.................................  22
  Frequency of Payment.....................................................  22
GENERAL ANNUITY OPTIONS....................................................  22
  Option 1--Payments for a Guaranteed Fixed Period.........................  22
  Option 2--Life Annuity...................................................  22
  Option 3--Life Annuity With Payments Guaranteed for 10 or 20 Years.......  22
  Option 4--Joint and Survivor Annuity.....................................  23
ADDITIONAL VARIABLE ANNUITY PROVISIONS.....................................  23
  First Variable Annuity Payment...........................................  23
  Assumed Investment Rate..................................................  23
  Number of Annuity Units..................................................  23
  Value of Each Annuity Unit...............................................  23
  Subsequent Variable Annuity Payments.....................................  23
MISCELLANEOUS PROVISIONS...................................................  23
  Notices, Changes and Elections...........................................  23
  Amendment of Contract....................................................  24
  Right to Examine.........................................................  24
  Group or Sponsored Arrangements..........................................  24
  State Variations.........................................................  24
  Retirement Plan Conditions...............................................  24
  Reports to Contract Owners...............................................  25
FEDERAL INCOME TAX STATUS..................................................  25
HOW TO PURCHASE A CONTRACT.................................................  33
VOTING RIGHTS..............................................................  33
LEGAL PROCEEDINGS..........................................................  33
TABLE OF CONTENTS (Statement of Additional Information)....................  34
APPENDIX A (Withdrawals and Withdrawal Charges)............................  35
APPENDIX B.................................................................  36

                                     PWB 2

                                  DEFINITIONS

Accumulation Unit: A measuring unit used to determine the value of a Contract Owner's interest in a Division of the Separate Account prior to the Annuity Date.

Allocation Options: Each of the Divisions of the Separate Account.

Annuitant: The person on whose life Annuity payments under a Contract may be based.

Annuity: A series of income payments made to a Contract Owner for a defined period of time.

Annuity Date: The date on which the initial Annuity payment is determined or a settlement option is effective. It must be the first day of a month.

Annuity Unit: A measuring unit used to compute the Variable Annuity payments from a Division of the Separate Account.

Contract: The variable annuity contract described in this prospectus issued by PaineWebber Life.

Contract Value: The sum of a Contract Owner's values in the Divisions.

Division: The Separate Account currently consists of nine available Divisions. Each Division is invested in a specific Portfolio of PaineWebber Series Trust.

Early Withdrawal Charge Period: The period of five years following the date of each Purchase Payment.

Fixed Annuity: A series of periodic guaranteed level payments. Such payments are not based upon the investment experience of the Separate Account.

Fund: PaineWebber Series Trust.

Net Contract Value: The Contract Value less all applicable withdrawal and contract maintenance charges and premium taxes due.

Net Purchase Payment: The Purchase Payment less any applicable premium taxes that may be deducted.

PaineWebber Life: PaineWebber Life Insurance Company.

Purchase Payments: The money paid by or on behalf of a Contract Owner under a Contract.

Qualified Plan: An employee or individual retirement plan or annuity qualified for favorable tax treatment under the Internal Revenue Code.

Separate Account: PaineWebber Life Variable Annuity Account, a segregated investment account established by PaineWebber Life to receive and invest amounts allocated to provide variable accumulations and/or variable annuity benefits under the Contract.

Valuation Day: Each day the New York Stock Exchange is open for trading and valuations have not been suspended by the Securities and Exchange Commission.

Valuation Period: The interval from one Valuation Day to the following Valuation Day.

Variable Annuity: A series of periodic payments which vary in amount according to the investment experience of one or more Division(s) of the Separate Account.

                                     PWB 3

                                    SUMMARY

This prospectus contains information about the Contract, which provides fixed benefits, variable benefits or a combination of both. It describes the uses and objectives of the Contract, the costs of Contracts, and the rights and privileges of Contract Owners. It also contains information about PaineWebber Life, the Separate Account and its Divisions, and the Portfolios of the Fund in which the Divisions invest. We urge you to read it carefully and retain it for future reference.

The Contract has provisions relating to variable accumulation values and variable and fixed annuity payments. On and after the Annuity Date, annuity payments will be made to a designated payee, generally for the life of an Annuitant. (Normally, the Contract Owner is both the payee and the Annuitant.) PaineWebber Life assumes mortality and expense risks under the Contract, for which it receives certain specified compensation.

Except to the extent limited by a retirement plan pursuant to which a Contract is issued, the Contract Owner is entitled to exercise all rights of ownership under the Contract. Net Purchase Payments for a Contract may be allocated to one or more Divisions of the Separate Account. The Separate Account invests in shares of the Fund.

Except to the extent provided in the Enhanced Death Benefit, the Contract Owner bears all the investment risk for Net Purchase Payments allocated to the Separate Account prior to the Annuity Date. The most significant difference between a Variable Annuity and a Fixed Annuity is that under a Variable Annuity, all investment risk after the Annuity Date is assumed by the Contract Owner or other payee; the amounts of the annuity payments vary with the investment performance of the Divisions of the Separate Account selected by the Contract Owner. Under a Fixed Annuity, in contrast, the investment risk after the Annuity Date is assumed by PaineWebber Life and the amounts of the annuity payments do not vary.

As explained below, Net Contract Value may be withdrawn, subject to any applicable early withdrawal charges, at any time prior to the Annuity Date, unless restricted by the particular retirement plan pursuant to which the Contract is issued. The greater of (a) earnings under a Contract as of the first Valuation Day of the Contract Year or (b) (after the first Contract Year except for systematic withdrawals) an amount equal to 10% of the Contract Value as of the first Valuation Day of the Contract Year may be withdrawn free of withdrawal charge. An early withdrawal charge also will not apply to any withdrawal representing Net Purchase Payments with no Early Withdrawal Charge Period remaining. The Federal tax laws impose penalties upon, and under certain Qualified Plans may prohibit, certain premature distributions from the Contracts before or after the date on which the annuity payments are to begin. See "Exercise of Rights Under the Contract--Withdrawals."

Under the Contract as described in this prospectus, an early withdrawal charge of 5%, (also referred to as a contingent deferred sales charge) may be imposed upon withdrawals. This charge is applied to withdrawals of Contract Values that are attributable to Net Purchase Payments made less than five full years prior to the date of withdrawal. For purposes of determining the applicability of early withdrawal charges, withdrawals are deemed to be taken first from the free withdrawal amount, then from Net Purchase Payments with no Early Withdrawal Charge Period remaining and then from Net Purchase Payments with the longest Early Withdrawal Charge Period remaining.

For purposes of determining federal income tax liability, withdrawals are deemed to be on a last-in, first-out basis, which means taxable income is withdrawn first. In addition, the Code imposes a 10% tax penalty to the income portion of any premature distribution (e.g., withdrawal) from annuity contracts generally. The penalty is not imposed on amounts received by the Contract Owner on or after the date the Contract Owner reaches age 59 1/2. For additional exceptions to the penalty tax, see

                                     PWB 4

"Federal Income Tax Status." The tax consequences of distributions from Qualified Plans may differ from those described above, and may vary with the type of Plan as well. There are restrictions on withdrawals from Tax-Sheltered Annuities described in section 403(b) of the Code ("TSAs")

Contract Owners should consult their own tax counsel or other tax adviser regarding any withdrawals or distributions.

The Contract Purchaser may return the Contract to PaineWebber Life within 10 days (or longer period if required by state law) after it is received by delivering or mailing it to the PaineWebber Life Administrative Office at 601 6th Avenue, Des Moines, Iowa 50309. If the Contract is returned to PaineWebber Life, it will be terminated and, unless otherwise required by state law, PaineWebber Life will pay the Contract Owner an amount equal to his or her Contract Value without the imposition of an early withdrawal charge. The Contract Value may be more or less than the Purchase Payments made. Since state laws differ as to the consequences of returning a Contract, a purchaser should refer to the Contract which he or she receives for information about his or her circumstances.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER DESCRIBED HEREIN AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION TO ANY PERSON TO WHOM SUCH OFFER WOULD BE UNLAWFUL.

                                     PWB 5

                             FEE TABLE AND EXAMPLE

                               VARIABLE ANNUITY

                                                     CONTRIBUTION     PERCENTAGE
                                                         YEAR           CHARGE
                                                   -----------------  ----------
Contract Owner Transaction Expenses
 Contingent Deferred Sales Load or Early With-
 drawal Charge (as a percentage of Purchase Pay-
 ments) (1)......................................        1--5              5%
                                                    6 and thereafter       0%
 Transfer Fee (2)................................  $10
 Charge for Excess Withdrawals (2)...............  $25 or 2% (lesser)
 Annual Contract Maintenance Charge..............  $30

                                              HIGH
                                  STRATEGIC  GRADE                         GROWTH
                          MONEY     FIXED    FIXED    GLOBAL                AND             AGGRESSIVE  GLOBAL
                          MARKET   INCOME    INCOME   INCOME   BALANCED    INCOME   GROWTH    GROWTH    GROWTH
                         DIVISION DIVISION  DIVISION DIVISION DIVISION(4) DIVISION DIVISION  DIVISION  DIVISION
                         -------- --------- -------- -------- ----------- -------- -------- ---------- --------
Separate Account Annual
Expenses
 (as a percentage of
 average account value)
 Mortality and Expense
 Risk Fees..............   1.25%    1.25%     1.25%    1.25%     1.25%      1.25%    1.25%     1.25%     1.25%
 Enhanced Death Benefit
 Fee(3).................   0.20%    0.20%     0.20%    0.20%     0.20%      0.20%    0.20%     0.20%     0.20%
 Distribution Expense
 Charge(1)..............   0.15%    0.15%     0.15%    0.15%     0.15%      0.15%    0.15%     0.15%     0.15%
   Total Separate
   Account Annual
   Expenses(1)(3).......   1.60%    1.60%     1.60%    1.60%     1.60%      1.60%    1.60%     1.60%     1.60%
 Fund Annual Expenses
 For the Year Ended
 December 31, 1996 (as
 a percentage of
 portfolio company
 average net assets)
 Management Fees........   0.50%    0.50%     0.50%    0.75%     0.75%      0.70%    0.75%     0.80%     0.75%
 Other Expenses.........   0.67%    1.02%     1.12%    0.81%     0.49%      0.88%    0.39%     0.72%     0.35%
   Total Fund Annual
   Expenses.............   1.17%    1.52%     1.62%    1.56%     1.24%      1.58%    1.14%     1.52%     1.10%

----
(1) PaineWebber Life also offers another form of this contract ("other contract form") which is identical in most material respects to the form described in this prospectus. The two forms differ, however, in that the other contract form does not have an early withdrawal charge, but has (1) a higher distribution expense charge (i.e., 0.40%), and (2) a lower Enhanced Death Benefit charge (i.e., 0.12%). The total Separate Account Annual Expenses for the other contract form equals 1.77%.
(2) The Contract provides that each transfer in excess of 12 in a Contract Year is subject to a charge of $10. PaineWebber Life has waived this fee until further notice. A withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn will be imposed (in addition to any early withdrawal charge that may apply) on each withdrawal in excess of two per Contract Year, except for withdrawals under a systematic withdrawal program. An administrative fee of $1.50 per payment may be charged for processing withdrawals under a systematic withdrawal program. PaineWebber Life has waived this fee until further notice.
(3) The Enhanced Death Benefit is available to Contract Owners. The Enhanced Death Benefit is not available after annuity payments begin. Thus, where the Enhanced Death Benefit is not applicable (i.e., after annuity commencement), the Total Separate Account Annual Expenses would be 1.40%.
(4) Formerly the Asset Allocation Division. PaineWebber Life, on behalf of the Separate Account, obtained an Order from the Securities and Exchange Commission on December 28, 1995 permitting the substitution of the shares of the former Asset Allocation Portfolio for shares of the former Balanced Portfolio held by the former Balanced Division of the Separate Account. On January 26, 1996, the substitution of shares of the former Asset Allocation Portfolio for shares of the former Balanced Portfolio was effected pursuant to the above-described Order. At that time, the names of both the Asset Allocation Portfolio and Division were changed to "Balanced Portfolio" and "Balanced Division," respectively, to reflect the new Balanced Portfolio's investment policies.

                                     PWB 6

                                    EXAMPLE

                                                       HIGH
                                           STRATEGIC  GRADE                      GROWTH
                                   MONEY     FIXED    FIXED    GLOBAL             AND             AGGRESSIVE  GLOBAL
                                   MARKET   INCOME    INCOME   INCOME  BALANCED  INCOME   GROWTH    GROWTH    GROWTH
                                  DIVISION DIVISION  DIVISION DIVISION DIVISION DIVISION DIVISION  DIVISION  DIVISION
                                  -------- --------- -------- -------- -------- -------- -------- ---------- --------
 If you surrender or      1 Year    $ 79     $ 82      $ 83     $ 82     $ 79     $ 83     $ 78      $ 82      $ 78
 annuitize (1) your
 Contract at the end of
 the applicable time      3 Years   $137     $148      $151     $149     $139     $150     $137      $148      $135
 period, you would pay
 the following expenses
 on a $1,000
 investment, assuming
 5% annual return on
 assets:
                          5 Years   $199     $216      $221     $218     $202     $219     $197      $216      $195
                         10 Years   $315     $348      $357     $351     $321     $353     $312      $348      $308
 If you do not            1 Year    $ 29     $ 32      $ 33     $ 32     $ 29     $ 33     $ 28      $ 32      $ 28
 surrender your
 Contract, you would
 pay the following        3 Years   $ 87     $ 98      $101     $ 99     $ 89     $100     $ 87      $ 98      $ 85
 expenses on a $1,000
 investment, assuming
 5% annual return on
 assets:
                          5 Years   $149     $166      $171     $168     $152     $169     $147      $166      $145
                         10 Years   $315     $348      $357     $351     $321     $353     $312      $348      $308

----
(1) The early withdrawal charge will not be assessed at the time of annuitization if the annuity is paid under an annuity payment option that contains life contingencies or calls for a fixed payout period of 5 years or more with no ability to commute the remaining payments or if the annuity is paid on an Annuity Date that is the latest allowed.

The purpose of the above tables is to assist the Contract Owner in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. Premium taxes, which are not shown in the table or Example and which currently range from 0 to 3.5%, may be deducted when incurred; however, PaineWebber Life may advance them when incurred and deduct them subsequently. Note that the expense amounts shown above in the hypothetical example are aggregate amounts for the total number of years indicated. For additional information about expenses of the Contract, see "Contract Charges and Deductions." THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                     PWB 7

                             FINANCIAL INFORMATION

Financial statements of the Separate Account and PaineWebber Life are contained in the Statement of Additional Information bearing the same date as this prospectus. A copy of the Statement of Additional Information may be obtained without charge by sending a written request to the administrative offices of PaineWebber Life at 601 6th Avenue, Des Moines, Iowa 50309.

                        CONDENSED FINANCIAL INFORMATION

  The following table sets forth condensed financial information on accumulation units respecting Contracts issued under this prospectus through the Separate Account, which is derived from the audited financial statements of the Separate Account through December 31, 1996. This information should be read in conjunction with the financial statements, related notes and other financial information in the Statement of Additional Information.

                                                     ACCUMULATION
                                      ACCUMULATION    UNIT VALUE   NUMBER OF
                                     UNIT VALUE AT        AT      UNITS AT END
 YEAR ENDED 12/31                   START OF YEAR(1) END OF YEAR    OF YEAR
 ----------------                   ---------------- ------------ ------------
Money Market Division
  1993.............................      $10.00         $10.02       102,079
  1994.............................       10.02          10.20       729,488
  1995.............................       10.20          10.57       587,670
  1996.............................       10.57          10.86       578,243
Strategic Fixed Income Division
  1993.............................       10.00           9.95        22,452
  1994.............................        9.95           9.27       365,568
  1995.............................        9.27          10.81       489,277
  1996.............................       10.81          11.04       466,851
High Grade Fixed Income Division
  1993.............................       10.00           9.60       139,834
  1994.............................        9.60           8.83       788,821
  1995.............................        8.83          10.03       887,832
  1996.............................       10.03          10.01       768,280
Global Income Division
  1993.............................       10.00          10.32       311,716
  1994.............................       10.32           9.61     1,567,185
  1995.............................        9.61          10.74     1,246,441
  1996.............................       10.74          11.27     1,024,333
Balanced Division
 (formerly Asset Allocation
 Division)
  1993.............................       10.00          10.30        64,994
  1994.............................       10.30           9.18       646,381
  1995.............................        9.18          11.14       712,931
  1996.............................       11.14          12.78     1,520,717
Growth and Income Division
  1993.............................       10.00          10.06        61,392
  1994.............................       10.06           9.29       308,172
  1995.............................        9.29          11.93       538,579
  1996.............................       11.93          14.31       605,716
Growth Division
  1993.............................       10.00          10.03       157,644
  1994.............................       10.03           8.72     1,561,429
  1995.............................        8.72          11.37     1,743,700
  1996.............................       11.37          13.26     1,676,698
Aggressive Growth Division
  1993.............................       10.00           9.94       240,850
  1994.............................        9.94           9.50     1,292,366
  1995.............................        9.50          11.32     1,476,876
  1996.............................       11.32          13.91     1,360,231
Global Growth Division
  1993.............................       10.00          11.78       316,720
  1994.............................       11.78          10.19     1,903,080
  1995.............................       10.19           9.69     1,490,621
  1996.............................        9.69          10.98     1,422,187

--------
(1) Registration became effective September 1, 1993.


                                     PWB 8

                         SEPARATE ACCOUNT PERFORMANCE

From time to time the Separate Account may advertise the individual Divisions' "yields," "effective yields" or "average total returns." "Yield" and "effective yield" will be used for the Money Market Division and "average total return" and "yield" will be used for all other Divisions. Both yield and total return performance figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a Division refers to the income generated by an investment in the Division over a stated period expressed as a percentage of the investment. In the case of the Money Market Division, this percentage (based upon a stated period of seven days' duration) is then "annualized" by assuming the same percentage will be generated for each seven day period during a year. The "effective yield" is calculated similarly but, when annualized, the income earned by the investment in the Division is assumed to be reinvested at the same rate in each successive seven day period during a year. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of the assumed reinvestment of income. In the case of Divisions other than the Money Market Division, "yield" is computed on the basis of a one month stated period. Yield in those cases is annualized by assuming monthly reinvestments at the same percentage over a six month period and then doubling the six month percentage rate so obtained. The "average total return" is computed by calculating the average annual compounded rate of return over the stated period that would equate the initial amounts invested to the ending redeemable Contract Value of the stated period.

Recurring charges or deductions from Contract Owner accounts are reflected in the calculations of the performance figures. Non-recurring charges are not reflected in the calculations of performance figures. If such charges were incurred by the Contract Owner, the effect would be to lower the "yield," "effective yield," or "average total return." However, the "average total return" does take into account the ending redeemable Contract Value as reduced by any early withdrawal charges which would be applied if the Contract were redeemed at that time. See "Separate Account Performance" in the Statement of Additional Information.

In addition, an "average total return not including early withdrawal charges" may be advertised. This performance figure will only be used in conjunction with the "average total return" figure and is identical in its calculation except any early withdrawal charges which would be applied if the Contract were redeemed are not included. See "Separate Account Performance" in the Statement of Additional Information.

                             THE INSURANCE COMPANY

PaineWebber Life is a stock life insurance company organized under the laws of the State of California in 1956 as Pacific Fidelity Life Insurance Company. The executive and administrative offices of PaineWebber Life are at 1200 Harbor Boulevard, Weehawken, New Jersey 07087 and 601 6th Avenue, Des Moines, Iowa 50309, respectively. PaineWebber Life is admitted to conduct life insurance business in the District of Columbia and all states except Connecticut and New York. It intends to market the Contract in all of the jurisdictions in which it is admitted to conduct life insurance business. PaineWebber Life is a wholly owned subsidiary of PaineWebber Life Holdings Inc., which in turn is a wholly owned subsidiary of Paine Webber Group Inc.

PaineWebber Life has entered into a contract with American Republic Insurance Company, 601 6th Avenue, Des Moines, Iowa 50309, under which the latter has agreed to perform certain of the administrative services relating to the Contract. Such administrative services include: issuing Contracts, maintaining Contract Owner records (accounting, valuation and reporting services) and issuing reports.

                                     PWB 9

                             THE SEPARATE ACCOUNT

The Separate Account was established by PaineWebber Life on December 31, 1992, pursuant to the provisions of the California insurance laws, as a segregated investment account of PaineWebber Life. The Separate Account currently has nine available Divisions each of which is invested in shares of a designated portfolio of the Fund: the Money Market Division, the Strategic Fixed Income Division, the High Grade Fixed Income Division, the Global Income Division, the Balanced Division, the Growth and Income Division, the Growth Division, the Aggressive Growth Division and the Global Growth Division.

The Separate Account and each Division therein is administered as part of the general business of PaineWebber Life; but the income, gains and losses, whether or not realized, from assets allocated to each Division are credited to or charged against that Division in accordance with the terms of the Contract, without regard to other income, gains or losses of any other Division or arising out of any other business PaineWebber Life may conduct. California insurance law provides that the assets of the Separate Account are not chargeable with liabilities arising out of any other business PaineWebber Life may conduct.

Obligations arising under the Contract are obligations of PaineWebber Life. While PaineWebber Life is obligated to make Variable Annuity payments under the Contract, the amount of such payments is not guaranteed. The Contract Value allocated to the Divisions and the amount of Variable Annuity payments will vary with the investment experience of the Division(s) to which the Contract Owner's Contract Value is allocated. Such amounts will be subject to certain charges and deductions. See "Contract Charges and Deductions."

The Separate Account is registered with the Commission as a unit investment trust under the 1940 Act. Such registration does not involve supervision of the management of the Separate Account or PaineWebber Life by the Commission.

                        CONTRACT CHARGES AND DEDUCTIONS

WITHDRAWAL CHARGES--No initial sales charge is deducted from Purchase Payments. On surrender or withdrawal, however, both an early withdrawal charge and a withdrawal transaction charge may apply.

An early withdrawal charge (contingent deferred sales charge) may be imposed in the event of withdrawal (redemption) of any portion of the Contract Value or upon annuitization, unless prohibited by state law. The early withdrawal charge is intended to recover PaineWebber Life's expenses relating to the sale of the Contract, including commissions, preparation of sales literature and other sales activities. In addition to the early withdrawal charge, PaineWebber Life deducts a distribution expense charge daily from each Division, at an annual rate of 0.15% of the total net assets of each Division. See "Distribution Expense Charge." The amount of any sales charge imposed (which includes both any early withdrawal charge and the distribution expense charge), when added to any previous sales charge, will not exceed 8.5% of all Purchase Payments.

For partial withdrawals, the early withdrawal charge is 5% of the amount withdrawn which represents Net Purchase Payments made five years or less prior to the date of withdrawal. There is no early withdrawal charge on amounts attributable to Net Purchase Payments made more than five years before the withdrawal. For complete withdrawals the early withdrawal charge is 5% of the amount withdrawn which is subject to an early withdrawal charge.

                                    PWB 10

The charge will be deducted from the remaining Contract Value after the Contract Owner is paid the amount requested. Thus, for example, assuming that a Contract Owner requests a withdrawal of $500 which is subject to an early withdrawal charge of 5%, a total of $525 would be deducted from the Contract Value. For complete withdrawals, and in the case of partial withdrawals to the extent that there is insufficient remaining Contract Value to cover the early withdrawal charge, the charge will be assessed against the requested withdrawal amount.

No early withdrawal charge will be made on any withdrawal representing (A) the greater of: 1) the excess of the Contract Value over the sum of Net Purchase Payments made under the Contract not already withdrawn (i.e. gain on the Contract) on the first Valuation Day of the Contract Year, or 2) (after the first Contract Year except for systematic withdrawals) total withdrawals in a Contract Year not in excess of 10% of the Contract Value as of the first Valuation Day of the Contract Year; or (B) Net Purchase Payments with no Early Withdrawal Charge Period remaining.

In determining if an early withdrawal charge is applicable, PaineWebber Life assumes that all withdrawals are taken first from the free withdrawal amount described in the previous paragraph, then from Net Purchase Payments with no Early Withdrawal Charge Period remaining, and then from any Net Purchase Payments with the longest Early Withdrawal Charge Period remaining.

Any early withdrawal charge will be deducted from affected Divisions in the ratio of the Contract Value withdrawn from each to the total Contract Value withdrawn. If the amount in any Division is not enough to cover its share of the charges, the excess will be deducted from the remaining Divisions in the ratio of the value in each to the total Contract Value.

Unless prohibited by state law, an annuitization of the Contract will be subject to an early withdrawal charge (i.e. on Purchase Payments annuitized with an Early Withdrawal Charge Period remaining) unless the Annuity is paid under an Annuity option containing life contingencies, or an Annuity option for a fixed period of 5 or more years with no ability to commute the remaining payments, or on an Annuity Date that is the latest allowed.

PaineWebber Life reserves the right to waive any early withdrawal charge for Contracts issued to officers, directors, agents, or full-time employees of PaineWebber Life or its affiliates and their families; the investment adviser (and sub-adviser, if applicable) of the Fund; the distributor and agents of the distributor and third party administrators. In addition, any early withdrawal charge may be waived by PaineWebber Life on any withdrawal where the amount withdrawn is used to purchase another contract issued by PaineWebber Life.

For examples of withdrawals and withdrawal charges, please refer to Appendix
A.

PaineWebber Life also offers another form of this contract ("other contract form") which is identical in most material respects to the form described in this prospectus. The two forms differ, however, in that the other contract form (1) does not have an early withdrawal charge, but has a higher distribution expense charge (i.e., 0.40%), and (2) has a lower Enhanced Death Benefit charge (i.e., 0.12%).

A withdrawal transaction charge of the lesser of $25 or 2% of the amount withdrawn will be imposed on each withdrawal in excess of two per Contract Year, unless the withdrawal is made under a systematic withdrawal program. See "Withdrawals."

TRANSFER CHARGES--Prior to the Annuity Date, the Contract Owner has the right to transfer part or all of his or her Contract Value from one Allocation Option to one or more of the remaining Allocation Options subject to the rules and procedures relating to transfers. After the Annuity Date under a Variable Annuity option, the Contract Owner may also transfer Annuity Unit values among the

                                    PWB 11

Divisions of the Separate Account. The Contract provides that each transfer in excess of 12 in a Contract Year is subject to a charge of $10. PaineWebber Life has waived this fee until further notice.

Prior to the Annuity Date, any transfer charge will be deducted from the Allocation Option(s) to which amounts are transferred in the ratio of the Contract Value received by each to the total Contract Value transferred. After the Annuity Date, any charge will be deducted from the next Annuity payment.

PaineWebber Life has the right to waive any transfer charge on automatic transfers effected through an approved automatic allocation service.

CONTRACT MAINTENANCE CHARGE--During the accumulation period, PaineWebber Life will deduct a Contract Maintenance Charge of $30 from the Contract Value of each Contract in force on the first Valuation Day on or after each Contract anniversary. The charge will also be deducted upon full withdrawal of the Contract Value, or commencement of Annuity payments, without proration, if such withdrawal is made or Annuity payments commence prior to the first Valuation Day on or after each contract anniversary. If the Contract Owner participates in more than one Allocation Option, a share of the $30 charge will be made against each in the ratio of Contact Value in each to the total Contract Value. The Contract Maintenance Charge is waived if total premiums received in the first Contract Year equal or exceed $100,000. The amount of the charge is guaranteed not to increase.

PREMIUM AND OTHER TAXES--PaineWebber Life will deduct from the Contract Value the amount of any premium and other similar policyholder taxes levied by any state or governmental entity with respect to that particular Contract. Such taxes, which currently range from 0 to 3.5%, may be deducted when incurred; however, PaineWebber Life may advance them when incurred and deduct them subsequently. If the Contract Owner participates in more than one Allocation Option, any premium or other taxes will be charged against each Allocation Option in the ratio of the Contract Owner's value in each to the total Contract Value.

MORTALITY RISK CHARGE--Annuity payments will not be affected by the mortality experience (death rate) of persons receiving Annuity payments or of the general population. For assuming this mortality risk and the risk inherent in the death benefit, PaineWebber Life deducts during the entire life of the Contract a mortality risk charge daily from each Division at an annual rate of 0.85% of the total net assets of such Division. If the mortality risk charge is insufficient to cover the actual costs of the mortality risk, PaineWebber Life will bear the loss; however, if the amount proves more than sufficient, the excess will be a gain which PaineWebber Life may use at its discretion to pay distribution and other expenses. The rate imposed for the mortality risk charge may not be changed.

ENHANCED DEATH BENEFIT CHARGE--PaineWebber Life provides an Enhanced Death Benefit that guarantees a specified minimum death benefit should the Contract Owner die during the accumulation phase of the Contract. For assuming the mortality and investment risk of the Enhanced Death Benefit, PaineWebber Life deducts a daily risk charge from each Division at an annual rate of 0.20% of the total net assets of such Division. The rate may not be changed by PaineWebber Life. No charge will be deducted from assets attributable to Contracts under which annuity payments have begun.

EXPENSE RISK CHARGE--PaineWebber Life guarantees that the $30 contract maintenance charge will not increase, regardless of actual expenses incurred by PaineWebber Life. For assuming this expense risk, PaineWebber Life deducts during the entire life of the Contract an expense risk charge daily from each Division at an annual rate of 0.40% of the total net assets of each Division. If the expense risk charge is insufficient to cover the actual cost of the expense risk, PaineWebber Life will bear the loss; however, if the charge is more than sufficient, the excess will be a gain which PaineWebber Life may use at its discretion to pay distribution and other expenses. The rate imposed for the expense risk charge may not be changed.

                                    PWB 12

DISTRIBUTION EXPENSE CHARGE--PaineWebber Life guarantees that the early withdrawal charge stated in the Contract will not be increased. Moreover, PaineWebber Life cannot be assured that any withdrawal charges assessed will be sufficient to pay the expense of distributing the Contracts. For assuming this distribution expense, PaineWebber Life deducts a distribution expense charge daily from each Division at an annual rate of 0.15% of the total net assets of such Division. If the distribution expense charge and the early withdrawal charge are insufficient to cover the actual cost of distribution, PaineWebber Life will bear the loss; however, if the charges are more than sufficient, the excess will be a gain which PaineWebber Life may use at its discretion. The rate of the distribution expense charge may not be changed. The staff of the Securities and Exchange Commission considers this type of charge to constitute a sales charge. The amount of any sales charge imposed (which includes both the early withdrawal charge and the distribution expense charge), when added to any previous sales charge, will not exceed 8.5% of all Net Purchase Payments.

                                   THE FUND

The Fund is organized as a Massachusetts business trust and is registered as an open-end management investment company under the 1940 Act. The Fund currently consists of nine available Portfolios: the Money Market Portfolio, the Strategic Fixed Income Portfolio, the High Grade Fixed Income Portfolio, the Global Income Portfolio, the Balanced Portfolio, the Growth and Income Portfolio, the Growth Portfolio, the Aggressive Growth Portfolio and the Global Growth Portfolio, each having its own investment objective and policies. The Fund will offer its shares to insurance company separate accounts only. The Trustees of the Fund may establish additional portfolios at any time.

The Global Income Portfolio is managed as a non-diversified investment company; the other Portfolios are all managed as diversified investment companies. Portfolio assets are segregated and a shareholder's interest is limited to the Portfolio(s) in which the shareholder invests. Each Portfolio has, and is subject to, certain investment policies and restrictions which may not be changed without a majority vote of shareholders in that Portfolio.

Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins" or the "investment adviser") acts as the investment adviser and administrator for each Portfolio and the Fund, and as such provides a continuous investment program for the Portfolios and supervision of all matters relating to the operations of the Fund. In the case of certain Portfolios, as is discussed below, Mitchell Hutchins has engaged other investment managers to act as subadvisers for those Portfolios. Mitchell Hutchins is a Delaware corporation and a wholly owned subsidiary of PaineWebber Incorporated, which is in turn a wholly owned subsidiary of PaineWebber Group Inc., a publicly held financial services holding company. As compensation for its services, Mitchell Hutchins receives a fee from the Fund accrued daily and paid monthly, based on the average daily net assets of each Portfolio.

Mitchell Hutchins has engaged the following investment management firms to serve as subadvisers for the Portfolios indicated: (1) Pacific Investment Management Company ("PIMCO") for the Strategic Fixed Income Division; (2) Nicholas-Applegate Capital Management ("NACM") for the Aggressive Growth Portfolio and (3) GE Investment Management Incorporated ("GEIM") for the Global Growth Portfolio. Pursuant to subadvisory agreements entered into between Mitchell Hutchins and those firms, each of the subadvisers is responsible for providing all of the day-to-day investment advisory services for the respective Portfolios for which it acts as subadviser. As compensation for such services, Mitchell Hutchins pays each of them a subadvisory fee. Such fee is paid out of Mitchell Hutchins' advisory fee for the relevant Portfolios, and not directly by the Portfolios.

A summary of the investment objective of, and the investment advisory fees charged to, each Portfolio of the Fund available for purchase is described below. MORE DETAILED INFORMATION IS CONTAINED IN THE CURRENT PROSPECTUS OF THE FUND WHICH ACCOMPANIES THIS PROSPECTUS.

                                    PWB 13

The MONEY MARKET PORTFOLIO seeks maximum current income consistent with liquidity and conservation of capital. To achieve its objective, the Portfolio invests in high grade money market instruments and repurchase agreements secured by such instruments. As compensation for its services, the Money Market Portfolio pays the investment adviser a fee at the annual rate of .50% of average daily net assets.

The STRATEGIC FIXED INCOME PORTFOLIO seeks total return consisting of capital appreciation and income. To achieve this objective, this Portfolio invests primarily in fixed income securities of varying maturities with a dollar-weighted average portfolio duration between three and eight years. As compensation for its services, the Strategic Fixed Income Portfolio pays the investment adviser a fee at the annual rate of .50% of average daily net assets; the investment adviser pays PIMCO a subadvisory fee at the annual rate of .25% of average daily net assets.

The HIGH GRADE FIXED INCOME PORTFOLIO primarily seeks current income consistent with the preservation of capital and secondarily seeks capital appreciation. This Portfolio invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and high quality corporate debt securities and mortgage-backed and asset-backed securities of private issuers. As compensation for its services, the High Grade Fixed Income Portfolio pays the investment adviser a fee at the annual rate of .50% of average daily net assets.

The GLOBAL INCOME PORTFOLIO primarily seeks high current income and secondarily seeks capital appreciation. To achieve its objective, this Portfolio invests principally in high quality debt securities of foreign and U.S. issuers. As compensation for its services, the Global Income Portfolio pays the investment adviser a fee at the annual rate of .75% of average daily net assets.

The BALANCED PORTFOLIO seeks a high total return with low volatility. To achieve its objective, the Portfolio allocates investments among equity securities, investment grade debt securities and money market instruments. As compensation for its services, the Balanced Portfolio pays the investment adviser a fee at the annual rate of .75% of average daily net assets.

The GROWTH AND INCOME PORTFOLIO seeks current income and capital growth. This Portfolio invests primarily in dividend-paying equity securities believed by Mitchell Hutchins to have the potential for rapid earnings growth. As compensation for its services, the Growth and Income Portfolio pays the investment adviser a fee at the annual rate of .70% of average daily net assets.

The GROWTH PORTFOLIO seeks to provide long-term capital appreciation. To achieve its objective, this Portfolio invests primarily in equity securities of companies that, in the judgment of Mitchell Hutchins, have substantial potential for capital growth. As compensation for its services, the Growth Portfolio pays the investment adviser a fee at the annual rate of .75% of average daily net assets.

The AGGRESSIVE GROWTH PORTFOLIO seeks to maximize long-term capital appreciation. This Portfolio invests primarily in the common stocks of U.S. companies. NACM serves as subadviser to this Portfolio. As compensation for its services, the Aggressive Growth Portfolio pays the investment adviser a fee at the annual rate of 0.80% of average daily net assets; the investment adviser pays NACM a subadvisory fee at the annual rate of 0.50% of average daily net assets.

The GLOBAL GROWTH PORTFOLIO seeks to provide long-term capital appreciation. To achieve its objective, this Portfolio invests primarily in common stocks of companies based in the U.S., Europe, Japan and the Pacific Basin. As compensation for its services, the Global Growth Portfolio pays the investment adviser a fee at the annual rate of .75% of average daily net assets. Under an investment subadvisory agreement with Mitchell Hutchins, GEIM serves as subadviser to this Portfolio. As compensation for its services, the investment adviser pays GEIM a subadvisory fee at the annual rate of .29% of average daily net assets.


                                    PWB 14

                                 THE CONTRACT

PURCHASE PAYMENTS--The minimum initial Purchase Payment for a Contract not issued pursuant to a Qualified Plan is $5,000. The minimum initial Purchase Payment for a Contract issued pursuant to a Qualified Plan or other plan qualified for special tax treatment is $1,000. The minimum amount of a subsequent Purchase Payment is $500 ($50 for Contracts issued under Qualified Plans). A program for automatic transfer of Purchase Payments is also available. See "Systematic Purchase Program." PaineWebber Life reserves the right to reduce the amount of the minimum Purchase Payment for certain Qualified Plans, for certain automatic purchase plans, and for Contracts issued to officers, directors, agents, or full-time employees of PaineWebber Life or its affiliates, the investment adviser or subadviser of the Fund, the distributor and agents of the distributor, or the third party administrator. At the time a Purchase Payment is made, Contract Owners should instruct PaineWebber Life how it is to be allocated among the Allocation Options. If no allocation is indicated or allocation instructions are not properly completed, the Contract application is not in good order, and will be processed as described in the paragraph immediately below. Subsequent Purchase Payments may be made at any time without prior notice. Subsequent Purchase Payments with no allocation specified, or improperly completed allocation instructions, will be allocated based on the last allocation made for either a Purchase Payment or a transfer, or as previously specified in a request to change allocations for future Purchase Payments. Requests to change such allocations may be made in writing or, unless the Contract Owner has requested in writing to the contrary, by telephone or facsimile instruction, under safeguards and conditions described in "Transfers." The Contract will not be in default if no subsequent Purchase Payments are made. PaineWebber Life reserves the right to reject any application or Purchase Payment. In addition, PaineWebber Life will not accept a Purchase Payment which would cause total Purchase Payments under a Contract to exceed $1,500,000 without prior approval by an appropriate officer of PaineWebber Life.

That part of an initial Purchase Payment to be allocated to a Division will be applied to purchase Accumulation Units at a price which is next computed no later than two business days after a properly completed application is received by PaineWebber Life. See "Variable Account Accumulation Provisions." In the event that an application fails to recite all of the necessary information, PaineWebber Life will promptly request that the Contract Owner furnish further instructions and will hold the entire initial Purchase Payment in a suspense account, without interest, for a period of five business days pending receipt of such information. If the necessary information is not received within five business days, PaineWebber Life will return the entire Purchase Payment to the prospective Contract Owner, unless the prospective Contract Owner, after being informed of the reasons for the delay, specifically consents to PaineWebber Life retaining the initial Purchase Payment until the application is made complete.

DOLLAR COST AVERAGING--Contract Owners who wish their Purchase Payment(s) to be applied to purchase Accumulation Units of one or more Divisions over a period of time will be able to do so through a dollar cost averaging ("DCA") program. Under the DCA program, a Contract Owner may authorize the automatic transfer of Contract Values from either the Money Market Division, the High Grade Fixed Income Division, or the Strategic Fixed Income Division of a fixed dollar amount (until the outgoing Division is either exhausted or reaches a minimum level set by the Contract Owner) into one or more of the remaining Divisions of his or her choice. Transfers will be allocated according to the most recent allocation instruction on record with PaineWebber Life. Any request to transfer into the outgoing Division will instead be made proportionately to other Divisions receiving the transfer. Under the DCA program, the minimum amount that may be transferred is $100. Accumulation Units acquired by the DCA program will be purchased at their unit values determined on the dates of the transfers. The intervals between transfer purchases may be, at the option of the Contract Owner, either monthly, quarterly, semi-annually or annually. Transfers will occur on the same day of the month as the Contract issue date. If the resulting day is not a Valuation Day, then the transfer will be made on the next Valuation Day.

                                    PWB 15

The theory of dollar cost averaging is that greater numbers of units are purchased at times when the unit prices are relatively low than are purchased when the prices are higher. This has the effect of reducing the aggregate average cost per unit to less than the average of the unit prices on the same purchase dates. However, participation in the DCA program does not assure the Contract Owner of a greater profit, or any profit, for his or her purchases under the program; nor will it prevent or necessarily alleviate losses in a declining market.

Application to participate in the DCA program must be in writing on the form supplied by PaineWebber Life for such purpose. Participation in the program will be effective within one month after PaineWebber Life has received and processed the application.

ASSET ALLOCATION PROGRAM--Contract Owners who wish to have their Contract Values automatically invested in accordance with a pre-selected asset investment program may elect to enroll in the Milestones Asset Allocation Program ("MAAP"). MAAP allows Contract Owners to have their assets reallocated monthly by PaineWebber Life between the Growth Portfolio, the Strategic Fixed Income Portfolio and the Money Market Portfolio. MAAP provides three customized programs from which a Contract Owner may select the one that best meets his or her individual investment goals. There are three allocation programs available: aggressive, moderate and conservative.

MAAP is based on the PaineWebber Asset Allocation Model that was designed by Edward Kerschner, Chairman of PaineWebber Incorporated's Investment Policy Committee and Managing Director for PaineWebber Incorporated. PaineWebber Life will monitor whether MAAP presents a risk to orderly portfolio management. If PaineWebber Life determines that such a risk is presented, it will consult with the adviser to the Portfolios involved.

The Model for each program is reviewed to see whether changes in economic and market conditions dictate a change in the program's asset mix. Such changes, if any, will be made monthly and will be subject to certain minimum and maximum parameters. PaineWebber Life is provided a copy of the Asset Allocation Model on a monthly basis. The parameters of the three programs are as follows:

                    PORTFOLIOS                AGGRESSIVE MODERATE  CONSERVATIVE
                    ----------                ---------- --------- ------------
      Growth................................. 60% - 90%  40% - 70%  20% - 50%
      Strategic Fixed Income................. 10% - 40%  10% - 50%  40% - 70%
      Money Market...........................  0% - 30%   5% - 40%  10% - 40%

Once the Contract Owner selects the program with which he or she is comfortable, MAAP then automatically adjusts the invested Contract Values each month to comply with the asset percentage mix called for by the selected program.

Participation in MAAP requires the specific request of a Contract Owner before it can be initiated and may be terminated at any time. Contract Owners are not assessed a charge for this service.

SYSTEMATIC PURCHASE PROGRAM--A Contract Owner may also arrange to have a specific dollar amount automatically withdrawn from his or her bank account or PaineWebber Resource Management Account at periodic intervals (monthly or quarterly) and transferred to PaineWebber Life as Purchase Payments. The bank must be a member of the Automated Clearing House. The payments must be at least $100 each. Payments will be allocated among the Allocation Options in accordance with the most recent allocation on record. The Contract Owner may terminate his or her participation in this program at any time.


                                    PWB 16

                   VARIABLE ACCOUNT ACCUMULATION PROVISIONS

ACCUMULATION UNITS--The number of Accumulation Units purchased for a Contract Owner with respect to his or her initial Purchase Payment is determined by dividing the amount credited to each Division by the Accumulation Unit value for that Division next computed following acceptance of the application (generally the next business day after receipt of the Purchase Payment by PaineWebber Life). The number of Accumulation Units purchased with respect to subsequent Purchase Payments is determined by dividing the amount credited to each Division by the applicable Accumulation Unit value for the Valuation Period next determined following receipt of the Purchase Payment by PaineWebber Life.

Any transactions involving the purchase, withdrawal or transfer of amounts received after 3:00 p.m. central time will be effected on the following business day. The Accumulation Unit value of each Division varies in accordance with the investment experience of that Division.

VALUE OF AN ACCUMULATION UNIT--The value of an Accumulation Unit of each Division was arbitrarily set at $10 when the Division was established. The value may increase or decrease from one Valuation Period to the next. The value of an Accumulation Unit is determined by multiplying the value of an Accumulation Unit for the last Valuation Period by the net investment factor for that Division for the current Valuation Period. The Contract Owners bear the investment risk that the aggregate value of the amounts allocated to the Divisions of the Separate Account may at any time be less than, equal to, or more than the amounts initially invested in those Divisions.

NET INVESTMENT FACTOR--This is an index used to measure the investment performance of a Division of the Separate Account from one Valuation Period to the next. For any Division, the net investment factor for a Valuation Period is found by dividing (A) by (B) and subtracting (C) where: (A) is the net asset value per share of the Portfolio held in the Division, as of the end of the Valuation Period, plus the per share amount of any dividend, capital gain or other distributions made by the Portfolio in the Valuation Period; (B) is the net asset value per share of the Portfolio held in the Division as of the end of the immediately preceding Valuation Period; and (C) is a factor representing the sum of the daily risk and expense charges attributable to the particular Contract. During the Annuity Period, the factor will not reflect a deduction at an annual basis of 0.20% for this Enhanced Death Benefit. See "Contract Charges and Deductions." The net investment factor may be adjusted to make provision for any income taxes required to be paid by the Separate Account.

                                 DEATH BENEFIT

BEFORE THE ANNUITY DATE--If any Owner (or, where there are Joint Spousal Owners, the Owner indicated by the applicable Death Benefit Option) dies prior to the Annuity Date, PaineWebber Life will pay an Enhanced Death Benefit to the beneficiary. The Enhanced Death Benefit must be paid in a lump sum distribution or in the form of an annuity, as described below. If there are Joint Spousal Owners, two Enhanced Death Benefit Options are available: the Single Life Death Benefit Option and the Joint Life Death Benefit Option. Under the Single Life Death Benefit Option, the Enhanced Death Benefit is paid upon the death of the designated Owner. Under the Joint Life Death Benefit Option, the Enhanced Death Benefit is paid upon the death of the last Owner.

The Enhanced Death Benefit equals the greatest of (A), (B), or (C) as follows:

  (A) The Contract Value; or

  (B) The greatest of the Contract Values on the first Valuation Day of each 5 year period less any partial withdrawals, early withdrawal charges, transfer charges, and withdrawal transaction charges, since the beginning of the 5 year period. The first 5 year period begins on the 5th Contract Anniversary; or

                                    PWB 17

  (C) The sum of all amounts invested in the eligible Separate Account Divisions, accumulated at interest, less any partial withdrawals, early withdrawal charges, transfer charges, and withdrawal transaction charges accumulated at interest.

    For Single Life Death Benefit Options, the interest is at an effective annual rate of 6% for Divisions other than the Money Market Division and at a rate equal to the Net Investment Factor for each Valuation Period for the Money Market Division.

    If this Contract has Joint Spousal Owners and a Joint Life Death Benefit Option has been selected, the interest accumulates at an effective annual rate of 8% for Divisions other than the Money Market Division and at a rate equal to the Net Investment Factor for each Valuation Period for the Money Market Division.

    Interest accrual terminates on the Owner's 75th birthday. If Joint Spousal Owners exist and the Joint Life Death Benefit Option has been selected, then interest accrual ends on the youngest Owner's 75th birthday.

    The maximum death benefit under this paragraph (C) is the sum of all Net Purchase Payments, each accumulated at the interest rate for Divisions other than the Money Market Division to a maximum of two times each Net Purchase Payment, less any partial withdrawals, early withdrawal charges, transfer charges, and withdrawal transaction charges, each accumulated at the interest rate for Divisions other than the Money Market Division to two times each withdrawal or deducted charge.

The Death Benefit is determined as of the Valuation Day on which PaineWebber Life receives due proof of the Owner's death and an election of the method of payment from the Beneficiary at its Administrative Office at 601 Sixth Avenue, Des Moines, Iowa 50309.

If any Owner is not a natural person, the Annuitant will be treated as an Owner for the purposes of determining if a Death Benefit is payable and for purposes of applying the distribution requirements described below.

If any Contract Owner (or any Annuitant if any Contract Owner is not a natural person) dies before the Annuity Date, the entire Contract Value must be distributed within five years. An exception to this requirement exists for any portion of the Contract Owner's interest payable to (or for the benefit of) a designated beneficiary (within the meaning of the tax law) provided (a) such portion will be distributed as an Annuity for the life or a period not exceeding the life expectancy of the designated beneficiary and (b) such Annuity payments begin not later than one year after the Contract Owner's death (or Annuitant's death where any Contract Owner is not a natural person). Another exception exists where the designated beneficiary is the spouse of the deceased Contract Owner. This spousal exception may only be used once, however. The payee under the Contract with respect to any Death Benefit will always be the beneficiary. These minimum distribution rules vary somewhat in the case of Qualified Plans. For example, in certain cases, the Annuity payments must commence no later than December 31 of the calendar year in which the Annuitant would have become age 70 1/2.

Where permitted by law and any retirement plan involved, if the designated beneficiary is the surviving spouse he or she will be treated as the new Contract Owner and Annuitant unless he or she elects otherwise. If Joint Spousal Owners exist and the Joint Life Death Benefit Option was chosen, the surviving spouse will be treated as the new Contract Owner upon the death of the first spouse.

AFTER THE ANNUITY DATE--If the Annuitant (or a Contract Owner who is not the Annuitant) dies on or after the Annuity Date, the remaining portion (if any) of his or her interest in the Contract will be distributed to the beneficiary at least as rapidly as under the Annuity option being used at the date of death. A beneficiary receiving payments under a Variable Annuity option after the death may elect at any time to receive the present value of the remaining number (if any) of guaranteed payments in a

                                    PWB 18
single payment, calculated using the assumed investment rate. If no designated beneficiary survives, the present value of any remaining guaranteed payments on the date of death, calculated using the assumed investment rate, may be paid in one sum to the Contract Owner or his or her estate unless other provisions have been made and approved by PaineWebber Life. This value is calculated as of the date of payment following receipt of due proof of death by PaineWebber Life.

                     EXERCISE OF RIGHTS UNDER THE CONTRACT

BENEFICIARY--The beneficiary is named in the application. Unless the beneficiary has been irrevocably designated, the beneficiary may be changed if a written request of the Contract Owner is received by PaineWebber Life. The estate or heirs of any beneficiary who dies before amounts become payable to the beneficiary have no rights under the Contract. If no beneficiary survives, payment will be made to the Contract Owner or his or her estate.

ANNUITANT--The Annuitant is the person designated in the Application, upon whose life annuity payments under the Contract will depend. Normally, the Annuitant is also the Contract Owner.

OWNERSHIP--The Contract Owner is the person entitled to exercise all rights under the Contract. Ownership of the Contract may be transferred to a new Contract Owner with PaineWebber Life's approval. Such a transfer of ownership does not affect a beneficiary designation. The Contract Owner should consult a competent tax adviser prior to making any such designations or transfers.

COLLATERAL ASSIGNMENT--Unless the Contract is issued in connection with a Qualified Plan or a non-Qualified Plan subject to Title 1 of the Employee Retirement Income Security Act of 1974 ("ERISA"), a Contract Owner may assign the Contract as security for an obligation. No assignment of any interest under the Contract is binding upon PaineWebber Life until a written assignment is filed with PaineWebber Life, and PaineWebber Life assumes no obligation with respect to the effect or validity of any such assignment. In the event that the Contract is issued pursuant to a Qualified Plan or a plan covered by Title 1 of ERISA, it may not be assigned, pledged or transferred except as allowed by law. The Contract Owner should consult a competent tax adviser prior to assigning his or her Contract.

TRANSFERS--Prior to and after the Annuity Date, the value of any Units (Accumulation or Annuity Units, respectively) may be transferred among the Divisions. Transfers may be effected by writing to PaineWebber Life. The Contract Owner may also avail himself or herself of telephone or facsimile transfer privileges, unless he or she has made an election in writing not to have such services made available. PaineWebber Life will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine (including tape recording of telephone communications and requiring that proper identification--the Contract Owner's tax I.D. number/Social Security number and Contract number--be provided). If PaineWebber Life fails to employ reasonable procedures to confirm that transfer instructions communicated by telephone or facsimile are genuine, it may be liable for any losses due to unauthorized or fraudulent transfer instructions. PaineWebber Life reserves the right to modify or discontinue the telephone/facsimile services at any time.

Transfers among the Divisions will be effected at the unit value next computed after the transfer request is received by PaineWebber Life. Transfer instructions must identify the Divisions affected and the amount to be transferred. If the request is not received in proper form, the Contract Owner will be contacted. If the amount in any Allocation Option is not enough to cover the requested transfer, the transfer will be executed up to the amount available. Under certain circumstances, transfers may be subject to a transfer charge. See "Transfer Charges."

WITHDRAWALS--A Contract Owner may effect a withdrawal by submitting a request to PaineWebber Life. The request must be submitted in writing and must be signed by the Contract Owner(s). The

                                    PWB 19
signature should be exactly the same form as the name reflected on the Contract Owner's account. The request should include the Contract Owner's Contract number, and should identify the Division(s) affected and the amounts to be withdrawn from each. If the request is not received in proper form, the Contract Owner will be contacted. The request must be accompanied by the Contract where a complete withdrawal is requested. To comply with Code requirements, requests for withdrawals from TSAs and Individual Retirement Plans ("IRPs") must be in an acceptable form which indicates the reason for withdrawal.

The Contract Owner may make a partial or complete withdrawal (redemption) of the Net Contract Value at any time before Annuity payments begin and the death of the Owner. Upon request for a complete withdrawal, the Contract Owner will receive his or her Net Contract Value as of the Valuation Day a written request for such withdrawal is received by PaineWebber Life. Partial withdrawals are subject to a $500 minimum (unless made pursuant to a systematic withdrawal program, below). No partial withdrawal may be effected if it would cause the remaining Contract Value to be less than the greater of $1,000 or the early withdrawal charge on any Net Purchase Payments with an early withdrawal charge period remaining plus the amount of any unassessed premium taxes. In the event a partial withdrawal is requested that would cause the Contract Value to fall below the minimum, such a request will be treated as a request for a full withdrawal.

Unless otherwise directed by the Contract Owner, a request for partial withdrawal will be treated as a request for a withdrawal from each Allocation Option in proportion to the respective Contract Values allocated thereto.

Under certain circumstances, withdrawals are subject to an early withdrawal charge, as well as a contract maintenance charge. In addition, unless the withdrawal is made pursuant to a systematic withdrawal program, described below, the withdrawal may be subject to a withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. See "Withdrawal Charges" and "Contract Maintenance Charge."

For examples of withdrawals and withdrawal charges, please refer to Appendix
A.

A withdrawal may result in adverse federal income tax consequences and is restricted in regard to TSA Plan contracts. See "Federal Income Tax Status."

Payment of withdrawals from the Divisions will normally be made within seven days of receipt by PaineWebber Life of a proper request. PaineWebber Life reserves the right, however, to defer any withdrawal payment or transfer of values if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings); (b) an emergency exists making disposal of the Divisions' securities or the valuation of net assets of the Divisions not reasonably practicable; (c) the Securities and Exchange Commission has by order permitted suspension of redemptions for the protection of security holders; or (d) at any other time when payment may be suspended under applicable law.

The Commission determines the conditions under which trading of securities shall be deemed to be restricted and the conditions under which an emergency shall be deemed to exist.

SYSTEMATIC WITHDRAWAL PROGRAM--A systematic withdrawal program allows Contract Owners to initiate a procedure for automatically withdrawing a portion of their investment at monthly, quarterly, semi-annual or annual intervals, subject to certain limitations. The Contract Owner can specify that the withdrawal either be mailed to an address he or she specifies or electronically deposited into an account of his or her choice. The Contract Owner selects the day of the month that the electronic deposit of funds is to be made to that account. Currently, the Contract Owner may choose either the 15th of the month or the last day of the month. If the specified day is not a business day, the deposit

                                    PWB 20
will occur on the prior business day. Withdrawals that are mailed may take additional time to be received.

Unless a specific allocation request is made, withdrawals under the systematic withdrawal program will be allocated to all Divisions in proportion to the value in each Division. Under such a program, the minimum payout amount is $100 per withdrawal.

Payments will be level within a Contract year. A Contract Owner electing to participate in a systematic withdrawal program must specify (within the foregoing limits) a fixed dollar amount to be received each period. Applications for participating in a systematic withdrawal program must be in writing on the form supplied by PaineWebber Life; participation under the program will commence after PaineWebber Life has received and processed the application. The Contract Owner may terminate his or her participation in the systematic withdrawal program at any time. The termination will take effect after PaineWebber Life has received and processed the request.

Withdrawals made under a systematic withdrawal program will not be subject to the normal withdrawal transaction charge applied to withdrawals in excess of two per year; however, such withdrawals will be subject to any applicable early withdrawal charge. See "Withdrawal Charges." PaineWebber Life may deduct an administrative fee of $1.50 for each withdrawal pursuant to this program. PaineWebber Life, however, has waived this fee until further notice. Like other withdrawals, withdrawals under a systematic withdrawal program may have adverse tax consequences, including a 10 percent tax penalty on premature withdrawals. See "Federal Income Tax Status."

SUBSTITUTION AND CHANGE--Although there is no present intent to do so, PaineWebber Life reserves the right to offer Contract Owners, at some future date and in accordance with the requirements of the 1940 Act, the option to direct that their Purchase Payments be allocated to an investment company other than the Fund or to newly created Portfolios of the Fund. If shares of the Fund or a Portfolio are not available for purchase by the Separate Account, or if in the judgment of PaineWebber Life, further investment in such shares is no longer appropriate in view of the purposes of the Separate Account, then (i) shares of another registered open-end management investment company ("mutual fund") or another Portfolio may be substituted for Fund or Portfolio shares held in the Separate Account and/or (ii) payments received after a date specified by PaineWebber Life may be applied to the purchase of shares of another mutual fund or another Portfolio in lieu of Fund or Portfolio shares. Approval of the Securities and Exchange Commission will be obtained if necessary if shares of another mutual fund or if shares of another Portfolio of the Fund are to be substituted for Portfolio shares held in the Separate Account.

                              ANNUITY PROVISIONS

MINIMUM ANNUITY PAYMENTS--Annuity payments generally will be made monthly, but if any payment would be less than $100 PaineWebber Life may change the frequency so payments are at least $100 each. If the amount to be applied at the Annuity Date is less than $5,000, PaineWebber Life may elect to pay such amounts in a lump sum where permitted by state regulation.

ANNUITY DATE--The Contract Owner selects the Annuity Date in the application. It must be on the first day of a month, and it may not be later than the first day of the next month after the Annuitant's 85th birthday. If no Annuity Date is elected, the Annuity Date will be the first day of the month after the Annuitant attains age 85. Provisions of the Code may require that Contracts issued pursuant to qualified retirement plans have an earlier Annuity Date.

PROOF OF AGE, SEX AND SURVIVAL--PaineWebber Life may require proof of age, sex or survival of any person upon whose life continuation of Annuity payments depends.

                                    PWB 21

MISSTATEMENT OF AGE OR SEX--If the age or sex of the Annuitant has been misstated, any Annuity payable shall be that which the amount applied would have purchased at the correct age and sex. Overpayments made by PaineWebber Life because of such misstatement, with interest at 6% per annum, will be charged against benefits payable subsequent to adjustment. The dollar amount of any underpayment made by PaineWebber Life as a result of a misstatement will be paid in full with the next payment due under the Contract, with interest at 6% per annum.

CHANGE OF ANNUITY DATE OR ANNUITY OPTION--The Contract Owner may change the Annuity Date and/or the Annuity option by written notice received by PaineWebber Life at least 30 days prior to the Annuity Date previously selected and at least 30 days prior to the Annuity Date being requested.

FREQUENCY OF PAYMENT--Payments under all options will be made on a monthly basis, unless a different arrangement is has been requested by the Contract Owner and agreed to by PaineWebber Life. If at any time any payments to be made to any Annuitant are less than $100 each, PaineWebber Life has the right to decrease the frequency of payments to an interval that will result in a payment of at least $100.

Annuity payments will be made on the first Valuation Day of each month starting with the month of the Annuity Date. Prior to the Annuity Date, the Contract owner may choose a less frequent payment interval.

                            GENERAL ANNUITY OPTIONS

Subject to the provisions of the Code and of the retirement plan under which a Contract is purchased, the Contract Owner may elect any one of the Annuity options listed below. Other Annuity options may be selected by mutual agreement between the Contract Owner and PaineWebber Life. If no Annuity option election has been made by the Annuity Date, Variable Annuity payments will automatically be made under Option 3, an Annuity payable for the life of the Annuitant with ten years' payments certain. Contract Values in the Separate Account will be applied to a Variable Annuity unless the Owner elects otherwise in writing at least 30 days before the Annuity Date. Changes in the optional form of Annuity payment may be made at any time up to 30 days prior to the date on which Annuity payments are to begin. All options are available as fixed or variable annuities. The Annuity payments described below are determined on the basis of (i) the mortality table specified in the Contract,
(ii) the age and, where permitted, the sex of the Annuitant, (iii) the type of Annuity payment option(s) selected, and (iv) the assumed investment rate. Annuity payments will be determined on the basis of rates that are at least as favorable as those specified in the Contract.

OPTION 1--PAYMENTS FOR A GUARANTEED FIXED PERIOD: An Annuity payable for a specified period of time. The period must be at least five years. If this option is taken as a Variable Annuity, the Contract Owner may at any time choose to receive the present value of the remaining payments in a lump sum computed at the assumed investment rate. Because a Variable Annuity under this option is not based on a life contingency, the Contract Owner will receive no benefit from the deduction of the mortality risk charge from the Separate Account.

OPTION 2--LIFE ANNUITY: Payments will be made for the life of the Annuitant. Payments will cease with the last payment due prior to the Annuitant's death. Thus, depending on the date of the Annuitant's death, it is possible that as few as one payment may be made under this option.

OPTION 3--LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 OR 20 YEARS: An Annuity payable during the lifetime of the Annuitant (no matter how long he or she might live) with a guaranteed minimum number of payments. If the Annuitant dies before the guaranteed number of payments have

                                    PWB 22
been made, the remaining payments for the guaranteed period chosen (10 or 20 years) will continue to the designated beneficiary.

OPTION 4--JOINT AND SURVIVOR ANNUITY: An Annuity will be paid during the lifetimes of the Annuitant and the Annuitant's spouse. The amount of such payments will not change by reason of the first death. Payments will end with the last payment due prior to the second death. Thus, depending on the dates of death of the Annuitant and his or her spouse, it is possible that as few as one payment may be made under this option.

                    ADDITIONAL VARIABLE ANNUITY PROVISIONS

FIRST VARIABLE ANNUITY PAYMENT--The dollar amount of the first monthly Annuity payment will be determined by applying the amount to be annuitized to the Annuity table applicable to the Annuity option chosen. If more than one Division has been selected, the value of the interest in each Division is applied separately to the Annuity table to determine the amount of the first Annuity payment attributable to that Division. The Annuity tables are in the Contract and are based on the 1983 Table "a" for Individual Annuity Valuation with interest at 4% for the life of the Contract.

ASSUMED INVESTMENT RATE--A 4% assumed investment rate is built into the Annuity tables in the Contract. A higher assumption would mean a higher first Annuity payment but more slowly rising (or more rapidly falling) subsequent payments. A lower assumption would have the opposite effect. If the actual net investment rate is 4% annually, Annuity payments would be level.

NUMBER OF ANNUITY UNITS--The number of Annuity Units for each applicable Division is the amount of the first monthly Variable Annuity payment attributable to that Division divided by the value of an Annuity Unit for that Division as of the first Valuation Day on or after the Annuity Date. The number of Annuity Units used in computing Annuity payments attributable to a Division will remain constant during the Annuity period unless a transfer is made.

VALUE OF EACH ANNUITY UNIT--The value of an Annuity Unit of each Division was arbitarily set at $10 when the Division was established. The value may increase or decrease from one Valuation Period to the next. For any Valuation Period, the value of an Annuity Unit of a particular Division is the value of that Annuity Unit during the last Valuation Period, multiplied by the net investment factor for that Division for the current Valuation Period. The result is then multiplied by a factor that offsets the effect of the assumed investment rate.

SUBSEQUENT VARIABLE ANNUITY PAYMENTS--Subsequent monthly Variable Annuity payments will vary in amount according to the investment performance of the applicable Division(s). The part of each subsequent Variable Annuity payment attributable to a Division is the number of Annuity Units for that Division as determined in the first Annuity payment (adjusted for transfers, if any) multiplied by the value of an Annuity Unit for that Division for the Valuation Period immediately preceding the Valuation Period in which payment is made. The amount of each subsequent Annuity payment will not be affected by variations in mortality experience.

                           MISCELLANEOUS PROVISIONS

NOTICES, CHANGES AND ELECTIONS--All notices, changes and elections under the Contract must be in writing, signed by the proper party and received by the Administrative Office of PaineWebber Life to be effective, except that account transfers and changes in allocation for future Purchase Payments may be made by telephone or facsimile unless the Contract Owner has elected in writing not to have such services made available. Instructions given by telephone and facsimile are subject to the safeguards

                                    PWB 23
and conditions described in "Transfers." All such notices and elections should include the Allocation Options involved, the Contract Owner's Contract number, and any other information necessary to process the request. If acceptable to PaineWebber Life, notices or elections relating to beneficiaries and ownership will take effect as of the date signed unless PaineWebber Life has already acted in reliance on the prior status. PaineWebber Life is not responsible for the validity of such notices and elections.

AMENDMENT OF CONTRACT--A condition or provision of the Contract may be waived or modified only in writing signed by the President, Vice President or Secretary of PaineWebber Life.

The Contract may be amended at any time as required to make it conform with any law or regulation issued by any government agency to which the Contract is subject.

RIGHT TO EXAMINE--Within the number of days of the receipt of a Contract as prescribed by state law (typically ten), the Contract may be returned to PaineWebber Life for cancellation. Unless state law requires otherwise, PaineWebber Life will refund the Contract Value computed at the end of the Valuation Period in which the Contract is received. The Contract Owner bears the investment risk during this "free look" period. In those states, however, where PaineWebber Life is required to return the entire Purchase Payment, to minimize investment risk, PaineWebber Life will invest all initial Purchase Payments in the Money Market Division until the end of the "Free Look" period at which time it will be allocated pursuant to the Contract Owner's allocation. In such cases, the amount returned upon cancellation prior to the end of the "free look" period is the greater of the Purchase Payment or the Contract Value.

GROUP OR SPONSORED ARRANGEMENTS--The Contracts may be issued to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases individual Contracts with respect to a group of individuals. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of the Contracts on an individual basis.

For Contracts issued in connection with group or sponsored arrangements, PaineWebber Life may waive or reduce one or more of the following charges: withdrawal charges, contract maintenance charges, transfer charges, enhanced death benefit charges, mortality and expense risk charges, distribution expense charges, and premium and other tax charges as described in "Contract Charges and Deductions." To qualify for a waiver or reduction, a group or sponsored arrangement must satisfy certain criteria as to, for example, size and number of years in existence. Generally, the sales contacts and effort, administrative costs and mortality cost per Contract vary based on such factors as the size of the group or sponsored arrangement, its stability, the purposes for which the Contracts are purchased and certain characteristics of its members. The amount of reduction and the criteria for qualification will reflect the reduced sales and administrative effort resulting from sales to qualifying group or sponsored arrangements. PaineWebber Life may modify from time to time both the amounts of reductions and the criteria for qualification. Reductions in or waivers of these charges will not be unfairly discriminatory against any person, including the affected Contract Owners and all other Contract Owners of Contracts funded by the Separate Account.

STATE VARIATIONS--Certain contract features, including the "free look" period, are subject to state variation. The Contract Owner should read his or her Contract carefully to determine whether any variations apply in the state in which the Contract is issued.

RETIREMENT PLAN CONDITIONS--A Contract acquired in connection with a retirement plan will be subject to the conditions of the retirement plan. Such plans may impose restrictions or special taxation

                                    PWB 24
consequences in the event of withdrawal, death, disability, separation from employment, premature distributions or excess contributions. The Contract Owner should understand the features of any retirement plan in which he or she participates and, if necessary, seek an explanation thereof from a qualified tax adviser.

REPORTS TO CONTRACT OWNERS--At least once a year, a report which will set forth information regarding the Contract Value will be sent to the Contract Owner. The Contract Owner will also be furnished notices, proxies and solicitation materials which relate to the Fund.

                           FEDERAL INCOME TAX STATUS

INTRODUCTION--The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a competent tax adviser should always be consulted with regard to the application of the tax law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended, Treasury Department regulations, and interpretations existing on the date of this prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address federal estate and gift tax consequences, or any state or local tax consequences, associated with the purchase of the Contract. In addition, PaineWebber Life makes no guarantee regarding any tax treatment--federal, state or local--of any Contract or of any transaction involving a Contract.

TAX STATUS OF PAINEWEBBER LIFE--PaineWebber Life is taxed as a life insurance company under the Code. Since the operations of the Separate Account are a part of, and are taxed with, the operations of PaineWebber Life, the Separate Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, investment income and capital gains of the Separate Account are not taxed to PaineWebber Life to the extent they are applied under a Contract. PaineWebber Life does not anticipate that it will incur any federal income tax liability in the Separate Account attributable to such income and gains, and therefore PaineWebber Life does not intend to make provision for any such taxes. If PaineWebber Life is taxed on investment income or capital gains of the Separate Account, then PaineWebber Life may impose a charge against the Separate Account in order to make provision for such taxes.

NON-QUALIFIED ANNUITIES: TAX DEFERRAL DURING ACCUMULATION PERIOD--The Contract may be issued as a "non-qualified annuity contract," that is, an annuity contract not issued in connection with a Qualified Plan. Under existing provisions of the Code, except as described below, any increase in a Contract Owner's Contract Value is generally not taxable to the Contract Owner until amounts are received from such a Contract, either in the form of Annuity payments as contemplated by the Contract, or in some other form of distribution. However, certain requirements must be satisfied in order for this general rule to apply, including: (1) the investments of the Separate Account must be "adequately diversified" in accordance with Treasury Department regulations, (2) PaineWebber Life, rather than the Contract Owner, must be considered the owner of the assets of the Separate Account for federal income tax purposes, and (3) the Contract must be owned by an individual (or treated as owned by an individual).

  (1) Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Divisions of the Separate Account, are to be "adequately diversified." If a Division of the Separate Account failed to comply with these diversification standards, Contracts based on that segregated asset account would not be treated as annuity contracts for federal income tax purposes and the Contract Owners would generally be taxable currently on the income on the contract

                                    PWB 25

      (as defined in the tax law) beginning with the period of non-diversification. PaineWebber Life expects that the Divisions of the Separate Account will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

  (2) Ownership Treatment. In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the assets of the Divisions of the Separate Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a segregated asset account] without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

      The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of the assets of a segregated asset account. For example, under this Contract, the Contract Owner has the choice of more investment options to which to allocate Purchase Payments and the Contract Value, and may be able to transfer among investment options more frequently, than in such rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Separate Account. In addition, PaineWebber Life does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. PaineWebber Life therefore reserves the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Separate Account. However, there is no assurance that such efforts would be successful.

      Frequently, if the IRS or the Treasury Department sets forth a new position which is adverse to taxpayers, the position is applied on a prospective basis only. Thus, if the IRS or the Treasury Department were to issue regulations or a ruling which treated a Contract Owner as the owner of the Separate Account, that treatment might apply on a prospective basis. However, if the regulations or ruling were not considered to set forth a new position, a Contract Owner might retroactively be determined to be the owner of the assets of the Separate Account.

  (3) Non-Natural Owner. As a general rule, contracts held by "non-natural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the owner of the contract during the taxable year. There are several exceptions to this general rule for non-natural owners. First, contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as an agent for a natural person. However, this special exception will not apply in the case of any employer who is the nominal owner of a contract under a non-qualified deferred compensation arrangement for its employees.


                                    PWB 26

    In addition, exceptions to the general rule for non-natural owners will apply with respect to (a) contracts acquired by an estate of a decedent by reason of the death of the decedent, (b) certain contracts issued in connection with certain Qualified Plans, (c) certain contracts purchased by employers upon the termination of certain Qualified Plans,
    (d) certain contracts used in connection with structured settlement agreements, and (e) contracts purchased with a single purchase payment when the annuity starting date (as defined in the tax law) is no later than a year from purchase of the contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

TAXATION OF WITHDRAWALS FROM NON-QUALIFIED ANNUITIES--In the case of a partial withdrawal prior to the Annuity Date, amounts received generally are includible in income to the extent the Contract Owner's Contract Value before the withdrawal exceeds his or her "investment in the contract." In the case of a complete withdrawal for the Net Contract Value, amounts received are includible in income to the extent they exceed the "investment in the contract." For these purposes, the investment in the contract at any time generally equals the total of the Purchase Payments made under the Contract to that time less any amounts previously received from the Contract which were not includible in income.

In the case of withdrawals made under the systematic withdrawal program, the amount of each withdrawal will generally be taxed in the same manner as a partial withdrawal made prior to the Annuity Date, as described above. However, there is some uncertainty regarding the tax treatment of systematic partial withdrawals, and it is possible that additional amounts may be includible in income.

The Contract provides an Enhanced Death Benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. As described elsewhere in this prospectus, PaineWebber Life imposes certain charges with respect to the Enhanced Death Benefit. It is possible that all or a portion of those charges could be treated for federal income tax purposes as a partial withdrawal from the Contract.

TAXATION OF ANNUITY PAYMENTS FROM NON-QUALIFIED ANNUITIES--Normally, the portion of each Annuity payment taxable as ordinary income is equal to the excess of the payment over the exclusion amount. In the case of fixed Annuity payments, the exclusion amount is the amount determined by multiplying (1) the fixed Annuity payment by (2) the ratio of the "investment in the contract" (defined above), adjusted for any period certain or refund feature, allocated to the fixed Annuity option to the total expected amount of fixed Annuity payments for the period of the Contract (determined under Treasury Department regulations). In the case of variable Annuity payments, the exclusion amount for each variable Annuity payment is a specified dollar amount equal to the investment in the contract allocated to the variable Annuity option when payments begin divided by the number of variable payments expected to be made (determined under Treasury Department regulations). There is some uncertainty regarding the tax treatment of variable annuity payments under Option 1, "payments for a guaranteed fixed period," and it is possible that certain additional amounts might be includible in income.

Once the total amount of the investment in the contract is excluded using these formulas, Annuity payments will be fully taxable. If Annuity payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount will be allowed as a deduction.

TAXATION OF DEATH BENEFIT PROCEEDS FROM NON-QUALIFIED ANNUITIES--Prior to the Annuity Date, the Enhanced Death Benefit may be distributed from a Contract because of the death of a Contract Owner. Such death benefit proceeds are includible in income as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a complete withdrawal, as described above, or (2) if distributed under an Annuity option, they are taxed in the same manner as Annuity payments, as described above.

                                    PWB 27

After the Annuity Date, where a guaranteed period exists under an Annuity option and the Annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows: (1) if received in a lump sum, they are includible in income to the extent that they exceed the unrecovered investment in the contract at that time, or (2) if distributed in accordance with the existing Annuity option selected, they are fully excludable from income until the remaining investment in the contract is deemed to be recovered, and all Annuity payments thereafter are fully includible in income.

If certain amounts become payable in a lump sum from a Contract, such as the Enhanced Death Benefit, it is possible that such amounts might be viewed as constructively received and thus subject to tax, even though not actually received. The Enhanced Death Benefit will not be constructively received if it is applied under an Annuity option within 60 days after the day on which it becomes payable. (Any Annuity option selected must comply with any applicable minimum distribution requirements under the Contract).

ASSIGNMENTS, PLEDGES, AND GRATUITOUS TRANSFERS OF NON-QUALIFIED ANNUITIES--Any assignment or pledge (or agreement to assign or pledge) any portion of the value of the Contract is treated for federal income tax purposes as a partial withdrawal of such amount or portion. The investment in the contract is increased by the amount includible in income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If a Contract Owner transfers a Contract without adequate consideration to a person other than the Contract Owner's spouse (or to a former spouse incident to divorce), the Contract Owner will be taxed on the difference between the cash surrender value (within the meaning of the tax law) and the investment in the contract at the time of transfer. In such case, the transferee's investment in the contract will be increased to reflect the increase in the transferor's income.

SECTION 1035 EXCHANGES OF NON-QUALIFIED ANNUITIES--Section 1035 of the Code provides that no gain or loss is recognized when an annuity contract is received in exchange for a life insurance, endowment, or annuity contract if no cash or other property is received in the exchange transaction. Special rules and procedures apply in order for an exchange to meet the requirements of section 1035. Prospective purchasers of this Contract should consult a tax advisor before entering into a section 1035 exchange.

PENALTY TAX ON PREMATURE DISTRIBUTIONS FROM NON-QUALIFIED ANNUITIES--A 10% penalty tax applies to the taxable amount of any payment from the Contract unless the payment is: (a) received on or after the taxpayer reaches age 59 1/2; (b) attributable to the taxpayer's becoming disabled (as defined in the tax law); (c) made on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law); (d) made as a series of substantially equal periodic payments (not less frequently than annually) over the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and a designated beneficiary (as defined in the tax law); or (e) made under a Contract purchased with a single purchase payment when the annuity starting date (as defined in the tax law) is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the Annuity period. It is unclear whether variable Annuity distributions, or withdrawals made pursuant to the systematic withdrawal program, will qualify for exceptions (d) or (e) above. Accordingly, a prospective purchaser of a non-qualified Contract who expects to receive distributions prior to attaining age 59 1/2 should consult a qualified tax advisor regarding the application of the penalty tax to distributions.

AGGREGATION OF NON-QUALIFIED ANNUITY CONTRACTS--In certain circumstances, the amount of an Annuity payment, partial withdrawal, or complete withdrawal from a Contract that is includible in income is determined by combining some or all of the annuity contracts owned by an individual. For example, if a person purchases two or more deferred annuity contracts from the same insurance

                                    PWB 28
company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including a withdrawal prior to the annuity starting date) is includible in income. In addition, if a person purchases a Contract offered by this prospectus and also purchases at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract. The effects of such aggregation are not clear; however, it could affect the time when income is taxable and the amount which might be subject to the 10% penalty tax described above.

USE OF THE CONTRACT IN CONNECTION WITH QUALIFIED PLANS--In addition to issuing the Contracts as non-qualified annuities, PaineWebber Life currently issues the Contracts as Individual Retirement
Annuities ("IRAs"). PaineWebber Life may also issue the Contracts in connection with certain other types of Qualified Plans which receive favorable treatment under the Code. Numerous special tax rules apply to the Contract Owners under IRAs and other Qualified Plans and to the Contracts used in connection with such plans. Therefore, no attempt is made to provide more than general information about the use of Contracts with the various types of Qualified Plans. A tax advisor should be consulted before the purchase, change, or transfer of a Contract (or of funds held thereunder) in connection with a Qualified Plan.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and Annuity payments under certain Contracts issued in connection with Qualified Plans, there may be no "investment in the contract" and the total amount received may be taxable. Also, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. For example, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code. In addition, loans, assignments and pledges are permitted only in limited circumstances under Contracts issued in connection with Qualified Plans.

When issued in connection with a Qualified Plan, a Contract will be amended as necessary to conform to the requirements of the plan. However, Contract Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, PaineWebber Life is not bound by terms and conditions of Qualified Plans to the extent such terms and conditions contradict the Contract, unless PaineWebber Life consents.

INDIVIDUAL RETIREMENT ANNUITIES--In General. As indicated above, PaineWebber Life currently issues the Contract as an IRA. If the Contract is used for this purpose, the Contract Owner must be the Annuitant.

Purchase Payments. When this Contract is issued as an IRA, both the Purchase Payments that may be paid, and the tax deduction that the Contract Owner may claim for such Purchase Payments, are limited by the tax law. In general, the Purchase Payments that may be made for an IRA for any year are limited to the lesser of $2,000 or 100% of the Contract Owner's earned income for the year. Also, with respect to an individual who has less income than his or her spouse, Purchase Payments may be made by that individual to an IRA to the extent of the lesser of (1) $2,000, or (2) the sum of (i) the compensation includible in such individual's gross income for the taxable year and (ii) the compensation includible in the gross income of the individual's spouse for the taxable year reduced by the amount allowed as a deduction for IRA contributions to such spouse. An excise tax is imposed on IRA contributions that exceed the law's limits.

The deductible amount of the Purchase Payments made for an IRA for any taxable year is limited to the amount of Purchase Payments that may be paid for the Contract for that year, or a lesser amount where the individual or his or her spouse is an active participant in certain Qualified Plans. A single person who is an active participant in a Qualified Plan (including a qualified pension, profit-sharing, or

                                    PWB 29
annuity plan, a simplified employee pension plan, a "section 403(b)" annuity plan, or a SIMPLE retirement account, as discussed below) and who has adjusted gross income in excess of $35,000 may not deduct Purchase Payments, and such a person with adjusted gross income between $25,000 and $35,000 may deduct only a portion of such payments. Also, married persons who file a joint return, one of whom is an active participant in a Qualified Plan, and who have adjusted gross income in excess of $50,000 may not deduct Purchase Payments, and those with adjusted gross income between $40,000 and $50,000 may deduct only a portion of such payments. Married persons filing separately may not deduct Purchase Payments if either the taxpayer or the taxpayer's spouse is an active participant in a Qualified Plan.

In applying these and other rules applicable to an IRA, all individual retirement accounts and IRAs owned by an individual are treated as one contract, and all amounts distributed during any taxable year are treated as one distribution.

Tax Deferral During Accumulation Period. Until distributions are made from an IRA, increases in the Contract Value of the Contract are not taxed.

IRAs and individual retirement accounts (that may invest in this Contract) generally may not invest in life insurance contracts, but an annuity contract that is issued as an IRA (or that is purchased by an individual retirement account) may provide a death benefit that equals the greater of the premiums paid and the contract's cash value. This Contract provides an Enhanced Death Benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that the Enhanced Death Benefit could be viewed as violating the prohibition on investment in life insurance contracts with the result that the Contract would not be viewed as satisfying the requirements of an IRA.

Taxation of Distributions and Rollovers. If all Purchase Payments made to an IRA were deductible, all amounts distributed from the Contract are included in the recipient's income when distributed. However, if nondeductible Purchase Payments were made to an IRA (within the limits allowed by the tax law), only a portion of each distribution from the Contract typically is includible in income when it is distributed. In such a case, any amount distributed as an Annuity payment or in a lump sum upon death or a withdrawal is taxed as described above in connection with such a distribution from a non-qualified annuity, treating as the investment in the contract the sum of the nondeductible Purchase Payments at the end of the taxable year in which the distribution commences or is made (less any amounts previously distributed that were excluded from income). Also, in such a case, any amount distributed upon a partial withdrawal is partially includible in income. The includible amount is the excess of the distribution over the exclusion amount, which in turn equals the distribution multiplied by the ratio of the investment in the contract to the Contract Value immediately before the distribution.

In any event, subject to the direct rollover and mandatory withholding requirements (discussed below), amounts may be "rolled over" from certain Qualified Plans to an IRA (or from one IRA or individual retirement account to an IRA) without incurring current income tax if certain conditions are met. Only certain types of distributions to eligible individuals from Qualified Plans, individual retirement accounts, and IRAs may be rolled over.

Penalty Taxes. Subject to certain exceptions, a penalty tax is imposed on distributions from an IRA equal to 10% of the amount of the distribution includible in income. (Amounts rolled over from an IRA generally are excludable from income.) The exceptions provide, however, that this penalty tax does not apply to distributions made to the Contract Owner (a) on or after age 59 1/2, (b) on or after death or because of disability (as defined in the tax law), or (c) as part of a series of substantially equal periodic payments over the life (or life expectancy) of the Contract Owner or the joint lives (or joint life expectancies) of the Contract Owner and his or her beneficiary (as defined in the tax law). It is unclear

                                    PWB 30
whether variable Annuity distributions from this Contract, or withdrawals made pursuant to the systematic withdrawal program, will qualify for exception (c) above. In addition to the foregoing, failure to comply with a minimum distribution requirement will result in the imposition of a penalty tax of 50% of the amount by which a minimum required distribution exceeds the actual distribution from an IRA. Under this requirement, distributions of minimum amounts from an IRA as specified in the tax law must generally commence by April 1 of the calendar year following the calendar year in which the Contract Owner attains age 70 1/2.

OTHER TYPES OF QUALIFIED PLANS--The following sections describe tax considerations of Contracts used in connection with various types of Qualified Plans other than IRAs. PaineWebber Life may not offer all of the types of Qualified Plans described at any given time. Prospective purchasers of Contracts for use in connection with such Qualified Plans should therefore contact PaineWebber Life's Administrative Office at 601 6th Avenue, Des Moines, Iowa 50309 to ascertain the availability of the Contract for certain Qualified Plans at any given time.

Simplified Employee Pensions (SEP-IRAs). Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. As discussed above (see Individual Retirement Annuities), there is some uncertainty regarding the treatment of the Contract's Enhanced Death Benefit for purposes of certain tax rules governing IRAs (which would include SEP-IRAs). Employers intending to use the Contract in connection with SEP-IRAs should seek competent advice.

SIMPLE IRAs. Section 408(p) of the Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. As discussed above (see Individual Retirement Annuities), there is some uncertainty regarding the proper characterization of the Contract's Enhanced Death Benefit for purposes of certain tax rules governing IRAs (which would include SIMPLE IRAs). Employers intending to use the Contract in connection with SIMPLE IRAs should seek competent tax advice.

Corporate and Self-Employed ("H.R. 10" or "Keogh") Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contract in order to provide benefits under the plans. The Contract provides an Enhanced Death Benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that this Enhanced Death Benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in currently taxable income to participants. Employers intending to use the Contract in connection with such plans should seek competent advice.

Section 403(b) Annuity Contracts. Section 403(b) of the Code permits public school employees, employees of certain types of charitable, educational and scientific organizations exempt from tax under section 501(c)(3) of the Code, and employees of certain types of State educational organizations specified in section 170(b)(1)(A)(ii), to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of premium payments from gross income for federal income tax purposes. Purchasers of the Contracts for use as a "Section 403(b) Annuity Contract" should seek competent advice as to eligibility, limitations on permissible amounts of Purchase Payments and other tax consequences associated with such Contracts. In particular,

                                    PWB 31
purchasers and their advisors should consider that this Contract provides an Enhanced Death Benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that this Enhanced Death Benefit could be characterized as an incidental death benefit. If the Enhanced Death Benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under a Section 403(b) Annuity Contract. Even if the Enhanced Death Benefit under the Contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless the purchaser also purchases a life insurance contract as part of his or her section 403(b) plan.

Section 403(b) Annuity Contracts contain restrictions on withdrawals of (i) contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988, (ii) earnings on those contributions, and (iii) earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last year beginning before January 1, 1989. These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship. Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. (These limitations on withdrawals do not apply to the extent PaineWebber Life is directed to transfer some or all of the Contract Value as a tax-free direct transfer to the issuer of another
Section 403(b) Annuity Contract or into a section 403(b)(7) custodial account subject to withdrawal restrictions which are at least as stringent.)

Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the Contracts in connection with such plans should seek competent advice.

DIRECT ROLLOVERS AND FEDERAL INCOME TAX WITHHOLDING FOR "ELIGIBLE ROLLOVER DISTRIBUTIONS"--In the case of an annuity contract used in connection with a Qualified Plan that is qualified under sections 401(a), 403(a), or 403(b) of the Code, any "eligible rollover distribution" from the contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is the taxable portion of any distribution from such Qualified Plans, excluding certain amounts such as minimum distributions required under section 401(a)(9) of the Code and certain distributions which are part of a "series of substantially equal periodic payments" made not less frequently than annually for the life (or life expectancy) of the employee, or for the joint lives (or joint life expectancies) of the employee and the employee's designated beneficiary (within the meaning of the tax law), or for a specified period of 10 years or more.

Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from a contract, discussed below, the taxpayer cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply to that portion of the eligible rollover distribution which, instead of receiving, the taxpayer elects to have directly transferred to certain eligible retirement plans (such as to this Contract when issued as an IRA).

If this Contract is issued in connection with a Qualified Plan that is qualified under sections 401(a), 403(a), or 403(b) of the Code, then, prior to receiving an eligible rollover distribution, the Contract Owner will receive a notice (from the plan administrator or PaineWebber Life) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.


                                    PWB 32

FEDERAL INCOME TAX WITHHOLDING--PaineWebber Life will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the distributee notifies PaineWebber Life at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, however, PaineWebber Life may be required to withhold tax in any event. The withholding rates applicable to the taxable portion of periodic Annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, the withholding rate applicable to the taxable portion of non-periodic payments (including withdrawals prior to the Annuity
Date) is 10%. Regardless of whether an election is made to have federal income tax withheld, the Contract Owner is still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

                          HOW TO PURCHASE A CONTRACT

A Contract may be purchased by completing the application form and forwarding it, along with the Purchase Payment, to the person from whom you received the prospectus. Contracts may be sold only by broker-dealers who are licensed insurance agents of PaineWebber Life, either individually or through an insurance agency. Sales commissions are paid by PaineWebber Life on the sale of Contracts. The commissions paid to dealers range up to a maximum of 6% of Purchase Payments made, and the selling compensation paid in turn to an agent may be up to the amount paid to dealers. Selling agents may also receive service fees and/or additional compensation based on persistency or other Contract related features, as well as non-cash compensation, each in accordance with applicable rules of the National Association of Securities Dealers, Inc. (the "NASD").

PaineWebber Incorporated ("PWI"), located at 1285 Avenue of the Americas, New York, New York 10019 serves as distributor of the Contracts pursuant to a principal underwriting (distribution) agreement. PWI is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the NASD. PWI has entered into a Principal Underwriter Agreement with PaineWebber Life to accomplish the retail distribution of Contracts.

                                 VOTING RIGHTS

Unless otherwise restricted by the retirement plan pursuant to which a Contract is issued, each Contract Owner invested in Divisions of the Separate Account will have the right to instruct PaineWebber Life with respect to voting the shares of the Fund which are the assets underlying his or her interest in the Separate Account at all shareholders meetings. A quorum of Fund shareholders shall be the lesser of (1) 67% or more of the voting securities present in person or by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities.

The number of Fund shares which may be voted pursuant to the instructions of a Contract Owner is based on the number of units owned as of the record date of the meeting. Shares for which no instructions are received will be voted in the same proportion as the shares for which instructions have been received. Contract Owners will periodically receive various materials which relate to voting Fund shares such as proxy materials and voting instruction forms. Contract Owners will also receive periodic reports relating to the Fund Portfolio in which they have an interest.

                               LEGAL PROCEEDINGS

There are no material legal proceedings to which PaineWebber Life, the Separate Account or any of their property is subject.

The principal underwriter, PWI, is not engaged in any litigation of any material nature to which the Separate Account is a party or to which any of its property is subject.

                                    PWB 33

                               TABLE OF CONTENTS

                      STATEMENT OF ADDITIONAL INFORMATION

TOPIC                                                                       PAGE
PAINEWEBBER LIFE INSURANCE COMPANY......................................... B-1
THE SEPARATE ACCOUNT....................................................... B-1
THE FUND................................................................... B-1
THE CONTRACT............................................................... B-1
  Accumulation Provisions.................................................. B-1
  Annuity Payments......................................................... B-2
  Distribution of Contracts................................................ B-3
OTHER INFORMATION.......................................................... B-3
  Administrative Services.................................................. B-3
  Safekeeping of Assets.................................................... B-3
  Independent Auditors..................................................... B-3
  Registration Statement................................................... B-3
SEPARATE ACCOUNT PERFORMANCE............................................... B-4
PERFORMANCE................................................................ B-6
FINANCIAL STATEMENTS....................................................... B-6

                                     PWB 34

                                  APPENDIX A

                            EXAMPLES DEMONSTRATING
                      WITHDRAWALS AND WITHDRAWAL CHARGES

PART 1: SEPARATE ACCOUNT

These examples assume the following:

  1) The initial Net Purchase Payment was $10,000, allocated solely to one Division;

  2) The date of full surrender or partial withdrawal occurs during the third Contract Year following the initial payment;

  3) The Contract Owner's Contract Value as of the first Valuation Day of the Contract year of full surrender or partial withdrawal was $11,500;

  4) The Contract Owner's Contract Value at the time of surrender or withdrawal is $12,000; and

  5) No other Purchase Payments or previous partial withdrawals have been made.

EXAMPLE A--FULL SURRENDER (REDEMPTION)

  1) Earnings in the Division as of the first Valuation Day of the contract year ($11,500 - $10,000 = $1,500) are not subject to the early withdrawal charge.

  2) 10% of the Contract Value as of the first Valuation Day of the contract year would, in the alternative, be available without imposition of the early withdrawal charge (.10 x $11,500 = $1,150). Since that amount is less than that computed under 1) above, the amount that can be withdrawn free of early withdrawal charges is the amount computed under 1), or $1,500.

  3) The balance of the full surrender up to the amount of Net Purchase Payments ($12,000 - $1,500 = $10,500 or $10,000, whichever is less) is subject to the early withdrawal charge of 5%.

  4) The amount of the early withdrawal charge is .05 x $10,000 = $500.

  5) The amount to be received under a full surrender is $12,000 -
      $500 = $11,500.

EXAMPLE B--PARTIAL WITHDRAWAL (IN THE AMOUNT OF $4,500)

  1) For the same reasons as given in Steps 1 and 2 of Example A, above, $1,500 can be withdrawn free of the early withdrawal charge.

  2) The balance of the requested partial withdrawal, ($4,500 - $1,500 = $3,000) is subject to the 5% early withdrawal charge.

  3) The amount of the early withdrawal charge is equal to the amount subject to the early withdrawal charge multiplied by .05.

    Withdrawal charge = $3,000X .05 = $150

In this example, in order for the Contract Owner to receive the amount requested ($4,500), a gross withdrawal of $4,650 must be processed with $150 representing the early withdrawal charge calculated above.

                                    PWB 35

                                  APPENDIX B

                SOME QUESTIONS AND ANSWERS ABOUT THE CONTRACT

1. For whom is the Contract designed?

   The Contract is designed for anyone seeking to accumulate retirement income through managed investments. The Contract can be used for either private (non-qualified) plans or tax-qualified retirement plans. The Contract Owner may designate himself, herself or another person to be the Annuitant.

2. How do you purchase a Contract?

   A Contract may be purchased through persons who are licensed to sell insurance products and securities on agreement with PaineWebber Life and PaineWebber Incorporated, the underwriter for the Contract. A prospective purchaser must deliver a completed application, such other completed forms as required and the initial Purchase Payment to the licensed salesperson, who then forwards such payment and forms to PaineWebber Life for acceptance. See "How to Purchase a Contract."

3. What type of annuity is the Contract?

   The Contract provides an accumulation period with variable Allocation Options and offers a choice of either fixed or variable annuity payments after the Annuity Date. The Contract Value invested in a variable option during either the accumulation period or annuity payment period varies to reflect the investment performance of the Division(s) corresponding to the Allocation Options to which the Contract Value is allocated. Thus, the investment risk is borne by the Contract Owner.

   When a variable annuity payment option is chosen, only the first monthly payment under the Contract is guaranteed in amount with subsequent payments varying with the investment performance of the Division(s) to which Contract Value is allocated.

   When a fixed annuity payment option is chosen, the amount of each payment is determined on the Annuity Date and does not vary.

4. What expenses are charged under the Contract?

   No initial sales charge is deducted from Purchase Payments. On surrender or withdrawal, however, both an early withdrawal charge and a withdrawal transaction charge may apply.

   For withdrawals, the early withdrawal charge is 5% of any amount which represents Purchase Payments with an Early Withdrawal Charge Period remaining. No early withdrawal charge is applied to total withdrawals in a Contract Year not in excess of the greater of (1) after the Contract has been in force for one year, 10% of the Contract Value as of the first Valuation Day of the Contract Year, or (2) earnings under the Contract as of the first Valuation Day of the Contract Year. See "Withdrawal Charges."

   There is a withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn for each withdrawal in excess of two in any contract year. See "Withdrawal Charges." This charge is not applied to withdrawals made in connection with a systematic withdrawal program. See "Systematic Withdrawal Program."

   Under the Contract, PaineWebber Life deducts a distribution expense charge daily from each Division, at an annual rate of 0.15% of the total net assets of such Division, which is included in the

                                    PWB 36

   1.60% charge discussed below. The amount of any sales charge imposed (which includes both any early withdrawal charge and the distribution expense charge), when added to any previous sales charge, will not exceed 8.5% of all Purchase Payments. See "Distribution Expense Charge."

   Charges totaling 1.60%, on a yearly basis, of each Division's total net assets are deducted from each Division. These charges consist of the distribution expense charge discussed above (0.15%) plus an additional 1.25% to reimburse PaineWebber Life for undertaking the mortality risk and expense risk in connection with the Contract, and .20% which represents a premium for the Enhanced Death Benefit. See "Contract Charges and Deductions."

   During the accumulation period, each Contract is assessed an annual contract maintenance charge of $30. This charge, which is guaranteed never to increase, is designed to reimburse PaineWebber Life for the cost of administering the Contract. See "Contract Maintenance Charge."

   Transfers among the Allocation Options and withdrawals are currently permitted without limit in number. The Contract provides that each transfer in excess of 12 in a Contract Year is subject to a charge of $10. PaineWebber Life has waived this transfer charge until further notice. See "Transfer Charges."

   The Fund is also subject to certain charges and operating expenses. Mitchell Hutchins serves as investment adviser to the Fund in return for a fee which is accrued daily and paid monthly and is based on an annual percentage of the net assets of each Portfolio of the Fund. See "The Fund" and the accompanying prospectus of the Fund.

   Any premium taxes with respect to a Contract will be paid when due. PaineWebber Life may advance the amount of such taxes and deduct them subsequently. See "Premium and Other Taxes."

5. May the Contract Owner withdraw all or a portion of the Contract Value?

   All or a portion of the Net Contract Value may be withdrawn at any time during the accumulation period, with the following limits: (a) the minimum permissible amount of partial withdrawal is $500, and (b) no partial withdrawal may be made if it would result in a remaining Contract Value of less than the greater of: (i) $1,000, or (ii) the early withdrawal charge on any Net Purchase Payments with an early withdrawal charge period remaining plus the amount of any unassessed premium taxes. Withdrawals from Tax Sheltered Annuities described in section 403(b) of the Code are subject to special restrictions imposed by the Code. Subject to these limitations, the Contract Owner may make as many partial withdrawals as he or she wishes. There is, however, a withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn for each withdrawal in excess of two in any policy year. See "Withdrawals."

   No withdrawal is permitted following the commencement of annuity payments with the exception of Option 1 when taken as a variable annuity payment which allows for a lump sum payment of the present value of the remaining payments. See "General Annuity Options."

   It should also be noted that a penalty tax may be imposed by the Code upon premature withdrawal of amounts accumulated under the Contract. For federal income tax consequences of partial or complete withdrawals, see "Exercise of Rights Under the Contract," "Withdrawals," and "Federal Income Tax Status."

6. How are the amounts of the variable annuity payments determined?

   The Contract Value available on the Annuity Date is used to provide annuity payments. The Contract Value may be reduced by withdrawal charges or premium taxes. An early withdrawal charge may be imposed on the Annuity Date unless
   (a) an Annuity option involving lifetime

                                    PWB 37
   payments or payments for 5 years or more with no ability to commute the remaining payments is elected, or (b) the Annuity Date is the latest allowed. See "Withdrawal Charges" and "General Annuity Options." The Contract Owner's values in the Divisions will be converted to Annuity Units. The Annuitant will receive annuity payments based on the Contract Value available, the annuity tables guaranteed by the Contract and the Annuity option selected. See "General Annuity Options."

   There can be no assurance that the Contract Value during the accumulation period or the aggregate amount of annuity payments after the Annuity Date will equal or exceed the aggregate Purchase Payments.

7. What if the Owner dies during the accumulation period?

   If the Owner dies prior to the Annuity Date, PaineWebber Life will pay the designated beneficiaries a minimum (enhanced) death benefit equal to the greatest of (a), (b), or (c) as follows:

    (a) The Contract Value; or

    (b) The greatest of the Contract Value on the first Valuation Day of each 5 year period less any partial withdrawals, early withdrawal charges, transfer charges, and withdrawal transaction charges, since the beginning of the 5 year period. The first 5 year period begins on the 5th Contract Anniversary;

    (c) The sum of all amounts invested in the Separate Account Divisions, accumulated at interest, less any partial withdrawals, early withdrawal charges, transfer charges, and withdrawal transaction charges accumulated at interest.

   For Single Life Death Benefit Options, the interest is at an effective annual rate of 6% for Divisions other than the Money Market Division and at a rate equal to the Net Investment Factor for each Valuation Period for the Money Market Division.

   If this Contract has Joint Spousal Owners and a Joint Life Death Benefit Option has been selected, the interest accumulates at an effective annual rate of 8% for Divisions other than the Money Market Division and at a rate equal to the Net Investment Factor for each Valuation Period for the Money Market Division.

   Interest accrual terminates on the Owner's 75th birthday. If Joint Spousal Owners exist and the Joint Life Death Benefit Option has been selected, then interest accrual ends on the youngest Owner's 75th birthday.

   The maximum death benefit under this paragraph (c) is the sum of all Net Purchase Payments, each accumulated at the interest rate for Divisions other than the Money Market Division to a maximum of two times each Net Purchase Payment, less any partial withdrawals, early withdrawal charges, transfer charges, and withdrawal transaction charges, each accumulated at the interest rate for Divisions other than the Money Market Division to two times each withdrawal or deducted charge.

   The Death Benefit is determined as of the Valuation Day on which PaineWebber Life receives due proof of the Owner's death and an election of the method of payment from the Beneficiary at its Administrative Office at 601 Sixth Avenue, Des Moines, Iowa 50309.

   If the Owner is not a natural person, the Annuitant will be treated as the Owner for the purposes of determining if a Death Benefit is payable.

8. What are the mortality risks assumed under the Contract by PaineWebber
   Life?

   Under the Contract, PaineWebber Life guarantees that during the accumulation period the death benefit will be the amounts as determined in response to question 7 above. PaineWebber Life

                                    PWB 38
   further guarantees that annuity payments will not be affected by a change in the death rate assumed in establishing its obligation to provide annuity payments under the Contract. This means that the Annuitant under a life option will continue to receive annuity payments no matter how long he or she lives.

 9.What is the nature of the security described in the prospectus?

   Because the value of an Accumulation Unit of each Division of the Separate Account during the accumulation period is based upon the changing net asset value of the shares of the underlying Fund Portfolio, the Contract Owner bears the investment risks and rewards. Therefore, the Contract is considered a security under federal law and interests therein are required to be registered under the Securities Act of 1933. In addition, the Separate Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust.

10.Does a Contract purchaser have the right to examine and reject the Contract?

   Unless state law requires otherwise, if after receiving the Contract the purchaser is not satisfied with it and returns it within ten days after receipt, PaineWebber Life will refund to the Contract Owner his or her Contract Value. No withdrawal charges will be assessed.

11.May additional payments be made under a Contract after it is established?

   Yes, additional payments of at least $50 for Contracts issued under Qualified Plans and $500 under other Contracts may be made at any time prior to the Annuity Date. PaineWebber Life may waive these minimum payments for certain plans, including automatic payment plans.

12.Can transfers be made among the Separate Account Divisions?

   Transfers among Separate Account Divisions can currently be made at any time free of charge. See "Transfer Charges."

13.How can Contract inquiries be made?

   For further information concerning the Contract, write the Administrative Office for PaineWebber Life at 601 6th Avenue, Des Moines, Iowa 50309 or call at 1-800-986-0088. American Republic Insurance Company, which is located at that address, serves as the third party administrator for the Contracts pursuant to a contract with PaineWebber Life.

                                    PWB 39

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 1997

                   PAINEWEBBER LIFE VARIABLE ANNUITY ACCOUNT

                               ----------------

                                  MILESTONES

               AN INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACT

                               ----------------

                      PAINEWEBBER LIFE INSURANCE COMPANY

                               ----------------

  This Statement of Additional Information is not a prospectus. It should be read only in conjunction with the PaineWebber Life Variable Annuity Account prospectus dated May 1, 1997, a copy of which may be obtained without charge by writing to PaineWebber Life Insurance Company's Administrative Office at 601 6th Avenue, Des Moines, Iowa 50309.

                               TABLE OF CONTENTS

PAINEWEBBER LIFE INSURANCE COMPANY.......................................... B-1
THE SEPARATE ACCOUNT........................................................ B-1
THE FUND.................................................................... B-1
THE CONTRACT................................................................ B-1
  Accumulation Provisions................................................... B-1
  Annuity Payments.......................................................... B-2
  Distribution of Contracts................................................. B-3
OTHER INFORMATION........................................................... B-3
  Administrative Services................................................... B-3
  Safekeeping of Assets..................................................... B-3
  Independent Auditors...................................................... B-3
  Registration Statement.................................................... B-3
SEPARATE ACCOUNT PERFORMANCE................................................ B-4
PERFORMANCE................................................................. B-6
FINANCIAL STATEMENTS........................................................ B-6

                      PAINEWEBBER LIFE INSURANCE COMPANY

  PaineWebber Life Insurance Company (the "Company" or "PaineWebber Life") is a stock life insurance company organized under the laws of the State of California as Pacific Fidelity Life Insurance Company ("PFLIC"). PFLIC was acquired by PaineWebber Life Holdings Inc. ("PWL Holdings") in a transaction effected December 31, 1992 when PWL Holdings acquired all the outstanding voting securities of PFLIC from AUSA Life Insurance Company and changed the company's name to PaineWebber Life Insurance Company. Prior to the acquisition by PWL Holdings, all of the insurance in force of PFLIC was assumptively reinsured by affiliated life insurance companies.

  The Administrative Office of the Company is located at 601 6th Avenue, Des Moines, Iowa 50309. The executive offices are located at 1200 Harbor Boulevard, Weehawken, New Jersey 07087. PaineWebber Life is a wholly owned subsidiary of PWL Holdings, which in turn is a wholly owned subsidiary of Paine Webber Group, Inc. PWL Holdings and Paine Webber Group, Inc. are holding companies for the Paine Webber group of financial services entities. Paine Webber Group, Inc. is a publicly-held company whose shares are traded on the New York Stock Exchange.

  The employees of the Company are covered under a life insurance company blanket bond covering the Company and its affiliates in the aggregate amount of $100 million.

                             THE SEPARATE ACCOUNT

  PaineWebber Life Variable Annuity Account (the "Separate Account") was established by the Company in December, 1992, pursuant to the provisions of California law, as a segregated investment account of the Company. The Separate Account currently has nine available Divisions, each of which invests in shares of a designated Portfolio (a "Portfolio") of the PaineWebber Series Trust (the "Fund"). The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision of the management of the Separate Account or the Company by the Securities and Exchange Commission.

                                   THE FUND

  The Fund was organized in 1986 as a Massachusetts business trust and is registered as an open-end management investment company under the 1940 Act. Portfolio assets are segregated and a Contract Owner's interest is limited to the Portfolio(s) in which the Contract Owner's Purchase Payments are invested.

  Each Portfolio has, and is subject to, certain investment objectives and restrictions which may not be changed without a majority vote of shareholders in that Portfolio.

  The Fund will offer its shares to insurance company separate accounts only.

                                 THE CONTRACT

ACCUMULATION PROVISIONS

  ACCUMULATION UNITS--The number of a Division's Accumulation Units purchased by a Contract Owner with respect to his or her initial Purchase Payment is determined by dividing the amount credited to the Division by the Accumulation Unit value for that Division next computed following acceptance of the application (generally the next business day after receipt of the Purchase Payment by the Company). The number of Accumulation Units purchased with respect to subsequent Purchase Payments is determined by dividing the amount credited to the Division by the applicable Accumulation Unit value for the Valuation Period next determined following receipt of the Purchase Payment by the Company. The Accumulation Unit value of each Division varies in accordance with the investment experience of that Division.

  VALUE OF AN ACCUMULATION UNIT--The value of an Accumulation Unit of each Division was arbitrarily set at $10 when the Division was established. The value may increase or decrease from one Valuation Period to the next. The value of an Accumulation Unit is determined by multiplying the value of an Accumulation Unit for the last Valuation Period by the net investment factor for that Division for the current Valuation Period. The Contract Owner bears the investment risk that the Contract Value may at any time be less than, equal to, or more than the amounts invested in the Separate Account.

ANNUITY PAYMENTS

  ANNUITY PAYMENTS--The Contract Owner's value in the Allocation Options may be applied to provide either a Variable Annuity or a Fixed Annuity as selected by the Contract Owner. The dollar amount of Variable Annuity payments will reflect the investment experience of the Separate Account Division(s) in which the Contract Owner is invested but will not be affected by adverse mortality experience (which may exceed the mortality risk charge provided for under the Contract).

  1. FIRST ANNUITY PAYMENT: The amount used to establish the first monthly payment consists of the Contract Owner's values in the Allocation Options as of the first Valuation Day on or after the Annuity Date adjusted for charges and deductions. The Contract contains tables showing monthly payment factors and annuity premium rates per $1,000 of the amount applied.

    At the time the first monthly Variable Annuity payment is determined, a number of Annuity Units for each Division is established for the Owner by dividing the monthly payment derived from the tables by the Annuity Unit value for the Division as of the date the first Annuity payment is due. The number of Annuity Units forming the basis of an Annuity payment will not change during the Annuity period unless Annuity Units are transferred to or from another Division. The value of the Annuity Units, however, will change based upon investment results.

     2. SUBSEQUENT VARIABLE ANNUITY PAYMENTS: The amount of monthly payments after the first for any Division will be determined by multiplying the number of Annuity Units for that Division determined for the first payment (adjusted for transfers, if any) by the Annuity Unit value for that Division for the Valuation Period immediately preceding the Valuation Period in which the subsequent payment is made. It will be the Company's practice to mail Variable Annuity payments no later than 7 days after the last day of the Valuation Period upon which they are based or the monthly anniversary thereof.

  ASSUMED INVESTMENT RATE--The tables set forth in the Contract are based upon the 1983 Table "a" for Individual Annuity Valuation, with an assumed investment rate of 4%. Variable Annuity payments will vary from payments based on the assumed investment rate depending on whether the investment experience of the Division(s) in which the Contract Owner is invested is better or worse than the assumed investment rate. Over a period of time, if the Division(s) achieved a net investment result equal to the assumed investment rate, the Annuity Units would not change in value, and the amount of the Annuity payments would be level. However, if the Division(s) achieved a net investment result greater than the assumed investment rate, the Annuity Units would increase in value and the amount of the Annuity payments would increase. Similarly, if the Division(s) achieved a net investment result smaller than the assumed investment rate, the Annuity Units would decrease in value and the amount of the Annuity payments would decrease.

  ELECTION OF ANNUITY DATE AND FORM OF ANNUITY--The Annuity Date and the form of Annuity payment are elected by the Contract Owner. Unless a different Annuity Date is elected, Annuity payments will begin on the first day of the month following the Annuitant's 85th birthday. Contracts issued under Qualified Plans may require an earlier Annuity Date. To the extent not prohibited by any Qualified Plan requirements, an optional Annuity Date may be elected; such date may be the first day of any month prior to the normal Annuity Date. The election must be made at least 30 days before the optional Annuity Date elected.

DISTRIBUTION OF CONTRACTS

  Contracts are offered on a continuous basis through licensed insurance agents of the Company (who are also either broker-dealers or persons associated with broker-dealers), either individually or through an insurance agency.

  PaineWebber Incorporated ("PWI"), located at 1285 Avenue of the Americas, New York, New York 10019, serves as the principal underwriter of the Contracts pursuant to an underwriting (distribution) agreement ("Underwriting Agreement"). The Company and PWI are both indirect wholly-owned subsidiaries of Paine Webber Group, Inc. The Company is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). The Company may accomplish the retail distribution of Contracts itself or enter into Dealer Agreements with other registered broker- dealers to do so. The Contracts will be offered for sale by PWI and its correspondent firms.

  The Underwriting Agreement may be terminated by the Company on behalf of the Separate Account at any time on 60 days' written notice without payment of any penalty. The Underwriting Agreement may be terminated at any time by PWI without payment of any penalty on 60 days' written notice to the Separate Account and the Company. The Underwriting Agreement automatically terminates in the event of its assignment. PWI received underwriting compensation from the Company of $3,494,777 in 1994, $700,176 in 1995 and $194,010 in 1996.

                               OTHER INFORMATION

ADMINISTRATIVE SERVICES

  The Company has entered into a contract with American Republic Insurance Company under which the latter has agreed to perform certain of the administrative services relating to the Contract. Such administrative services include: issuing Contracts, maintaining Contract Owner records (accounting, valuation and reporting services) and issuing reports. The address of the administrative office is 601 6th Avenue, Des Moines, Iowa 50309.

SAFEKEEPING OF ASSETS

  The Company maintains custody of the assets of the Separate Account. The Fund shares owned by the Separate Account will be held in "book" form. That is, actual certificates will not be issued by the Fund, rather, the record of shares issued to the Separate Account will be recorded on the books of the Fund by the Fund's transfer agent. The Company also maintains the records of portfolio transactions of the Separate Account.

INDEPENDENT AUDITORS

  Ernst & Young LLP serves as independent auditors for the Separate Account and the Company and performs audit and accounting services for the Separate Account and the Company.

REGISTRATION STATEMENT

  A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the Contract. The Prospectus and this Statement of Additional Information do not contain all information set forth in the registration statement, its amendments and exhibits, reference to which is made for further information concerning the Separate Account, the Company and the Contract. Statements contained in this Statement of Additional Information and the related Prospectus as to the content of the Contract and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                         SEPARATE ACCOUNT PERFORMANCE

  From time to time the Separate Account may advertise the individual Division "yields," "effective yields," or "average total return." These figures will be based on historical earnings and are not intended to indicate future performance.

    (a) YIELD--The yield quotation is based on a seven-day period. If the seven-day period falls on a non-valuation day, a calculation will be made as if the seventh day were a valuation day for this purpose only. The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Division at the beginning of the period, subtracting a hypothetical charge reflecting deductions from contract owner accounts, and dividing the difference by the value of the Division at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365/7 with the resulting yield figure carried to at least the nearest hundredth of one percent. Recurring charges are prorated among the Divisions by multiplying the flat fee by a fraction, the numerator of which is the average number of contract owner accounts that have money allocated to the Division and the denominator of which is the sum of the average number of contract owner accounts that have money allocated to each of the Divisions. A Division's prorated flat fee is divided by the average number of accumulation units per contract owner in that Division in order to equate the flat fee to a one-unit basis.

    (b) EFFECTIVE YIELD--The effective yield quotation is based on a seven-day period. If the seven-day period falls on a non-valuation day, a calculation will be made as if the seventh day were a valuation day for this purpose only. The effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Division at the beginning of the period, subtracting a hypothetical charge reflecting deductions from contract owner accounts, and dividing the difference by the value of the Division at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

    (c) TOTAL RETURN--The total return quotation is based on annual periods or from inception to the end of the Division's first fiscal year. In general, the total return is computed by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods or from the effective date if the Division has been in effect less than the stated periods, that would equate the initial amount invested to the ending redeemable value.

    Recurring charges are prorated among the Divisions by multiplying the flat fee by a fraction, the numerator of which is the average number of Contract Owner accounts that have money allocated to the Division and the denominator of which is the sum of the average number of Contract Owner accounts that have money allocated to each of the Divisions. A Division's prorated flat fee is divided by the average account value per $1,000 per Contract Owner in that Division in order to equate the flat fee to a $1,000 account size basis.

    (d) TOTAL RETURN NOT INCLUDING EARLY WITHDRAWAL CHARGES--The total return not including early withdrawal charges quotation is based on the periods from inception to the end of its first fiscal year and each full year thereafter. In general, the total return is computed by finding the average annual compounded rates of return over the 1-, 5- and 10-year periods or from the effective date if the account has been in effect less than the stated periods, that would equate the initial amount invested to an ending value.

    Recurring charges are prorated among the Divisions by multiplying the flat fee by a fraction, the numerator of which is the average number of contract owner accounts that have money allocated to the Division and the denominator of which is the sum of the average number of Contract Owner accounts that have money allocated to each of the Divisions. A Division's prorated flat fee is divided by the average account value per $1,000 per Contract Owner in that Division in order to equate the flat fee to a $1,000 account size basis.

  Performance information for a Division may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue Money Market Institutional Averages, or other indices measuring performance of a pertinent group of securities so that investors may compare a Division's results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (ii) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other ratings services, companies, publications, or persons such as Variable Annuity Research and Data Service ("VARDS") and Morningstar who rank separate accounts or other investment products on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

  From time to time the Separate Account may seek to illustrate performance of the Milestones Asset Allocation Program ("MAAP"). Such illustration may take the form of a comparative investment in the S&P 500, 10-year Government Bonds and 13-week Treasury bills indices simultaneously in the proportions recommended by the PaineWebber Asset Allocator Programs since 1973, the date of its inception.

  Any such illustration will disclose that MAAP does not involve investments in a specific index but rather in the three Milestones portfolios and that the performance of the indices does not necessarily correspond to the three Milestones portfolios. In addition, it will be noted that certain fees, charges and transaction costs are assessed with the Milestones annuity contract, which are not reflected in the illustration.

                                  PERFORMANCE

  Money Market Division Yield and Effective Yield for the seven-day period ended December 31, 1996 were 2.78% and 2.81%, respectively.

  The average total return for all the Divisions, except the Money Market, of the Separate Account for the one-, and where applicable, five-year periods ended on December 31, 1996 are as follows:

                          AVERAGE ANNUAL TOTAL RETURN
                        PERIOD ENDED DECEMBER 31, 1996

        DIVISION           INCEPTION DATE (1) 1 YEAR  5 YEARS SINCE INCEPTION (1)
        --------           ------------------ ------  ------- -------------------
Strategic Fixed Income...       11/15/93
  With Surrender Charge..                     -2.91%    4.24%         6.00%
  Without Surrender
   Charge................                      2.07%    5.07%         6.00%
High Grade Fixed Income..        11/5/93
  With Surrender Charge..                     -5.24%     N/A         -1.59%
  Without Surrender
   Charge................                     -0.26%     N/A          0.01%
Global Income............        9/15/93
  With Surrender Charge..                     -0.16%    3.67%         6.32%
  Without Surrender
   Charge................                      4.82%    4.52%         6.32%
Balanced.................       10/29/93
(formerly Asset
 Allocation)
  With Surrender Charge..                      9.70%    7.10%         8.14%
  Without Surrender
   Charge................                     14.68%    7.85%         8.14%
Growth and Income........        9/15/93
  With Surrender Charge..                     14.89%    6.06%         6.83%
  Without Surrender
   Charge................                     19.87%    6.84%         6.83%
Growth...................       10/29/93
  With Surrender Charge..                     11.49%    9.40%        11.93%
  Without Surrender
   Charge................                     16.48%   10.09%        11.93%
Aggressive Growth........        11/1/93
  With Surrender Charge..                     17.89%     N/A          9.68%
  Without Surrender
   Charge................                     22.87%     N/A         10.96%
Global Growth............        9/15/93
  With Surrender Charge..                      8.23%    2.24%         4.60%
  Without Surrender
   Charge................                     13.21%    3.14%         4.60%

--------
(1) The various Divisions of the Separate Account first became operational beginning in September 1993. Except for the High Grade Fixed Income and Aggressive Growth Portfolios, the PaineWebber Series Trust which funds the Contracts became operational on earlier dates. Thus, the performance shown for periods prior to the inception date of a particular Division is the performance of the various Portfolios of PaineWebber Series Trust for those periods less the charges at the Contract level.

                             FINANCIAL STATEMENTS

  The financial statements of the Company contained herein should be considered only for the purposes of informing investors as to its ability to carry out contractual obligations as a sponsor under the Contracts as described elsewhere herein and in the Prospectus. The financial statements of the Separate Account are also included in this Statement of Additional Information.

                              FINANCIAL STATEMENTS

                   PAINEWEBBER LIFE VARIABLE ANNUITY ACCOUNT

                          YEAR ENDED DECEMBER 31, 1996
                      WITH REPORT OF INDEPENDENT AUDITORS

                   PAINEWEBBER LIFE VARIABLE ANNUITY ACCOUNT

                              FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1996

                                    CONTENTS

Report of Independent Auditors.............................................  F-1
Audited Financial Statements
  Statement of Net Assets..................................................  F-2
  Statement of Operations..................................................  F-6
  Statements of Changes in Net Assets......................................  F-8
  Notes to Financial Statements............................................ F-10

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors
PaineWebber Life Insurance Company

  We have audited the accompanying statement of net assets of PaineWebber Life Variable Annuity Account [comprising, respectively, the Money Market, Strategic Fixed Income, High Grade Fixed Income, Global Income, Balanced (terminated January 26, 1996), Balanced (formerly Asset Allocation), Growth and Income, Growth, Aggressive Growth and Global Growth Divisions] as of December 31, 1996, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting the PaineWebber Life Variable Annuity Account at December 31, 1996, and the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.

                                          Ernst & Young LLP

Des Moines, Iowa
January 17, 1997

                   PAINEWEBBER LIFE VARIABLE ANNUITY ACCOUNT

                            STATEMENT OF NET ASSETS

                               DECEMBER 31, 1996


                                            MONEY     STRATEGIC    HIGH GRADE
                                            MARKET   FIXED INCOME FIXED INCOME
                               COMBINED    DIVISION    DIVISION     DIVISION
                             ------------ ---------- ------------ ------------
ASSETS
Investments at net asset
 value:
  PaineWebber Series Trust
   Money Market Portfolio,
   6,559,701 shares at $1.00
   per share (cost--
   $6,559,701).............. $  6,559,701 $6,559,701  $      --    $      --
  PaineWebber Series Trust
   Strategic Fixed Income
   Portfolio, 530,679 shares
   at $10.21 per share
   (cost--$5,922,103).......    5,418,230        --    5,418,230          --
  PaineWebber Series Trust
   High Grade Fixed Income
   Portfolio, 881,827 shares
   at $9.10 per share
   (cost--$8,124,923).......    8,024,630        --          --     8,024,630
  PaineWebber Series Trust
   Global Income Portfolio,
   1,052,110 shares at
   $11.14 per share (cost--
   $12,205,279).............   11,720,509        --          --           --
  PaineWebber Series Trust
   Balanced Portfolio,
   1,685,148 shares at
   $10.95 per share (cost--
   $18,549,411).............   18,452,374        --          --           --
  PaineWebber Series Trust
   Growth and Income
   Portfolio, 659,122 shares
   at $12.27 per share
   (cost--$7,178,006).......    8,087,424        --          --           --
  PaineWebber Series Trust
   Growth Portfolio,
   1,106,668 shares at
   $17.48 per share (cost--
   $18,908,272).............   19,344,563        --          --           --
  PaineWebber Series Trust
   Aggressive Growth
   Portfolio, 1,463,942
   shares at $13.09 per
   share (cost--
   $15,323,661).............   19,163,004        --          --           --
  PaineWebber Series Trust
   Global Growth Portfolio,
   1,200,089 shares at
   $13.74 per share (cost--
   $16,705,205).............   16,489,228        --          --           --
                             ------------ ----------  ----------   ----------
Total investments (cost--
 $109,476,561)..............  113,259,663  6,559,701   5,418,230    8,024,630
Dividends receivable........   10,985,948        --      371,346      451,612
                             ------------ ----------  ----------   ----------
Total net assets............ $124,245,611 $6,559,701  $5,789,576   $8,476,242
                             ============ ==========  ==========   ==========

             BALANCED DIVISION
  GLOBAL      (FORMERLY ASSET  GROWTH AND             AGGRESSIVE    GLOBAL
  INCOME        ALLOCATION       INCOME     GROWTH      GROWTH      GROWTH
 DIVISION        DIVISION)      DIVISION   DIVISION    DIVISION    DIVISION
-----------  ----------------- ---------- ----------- ----------- -----------
$11,720,509     $       --     $      --  $       --  $       --  $       --
        --       18,452,374           --          --          --          --
        --              --      8,087,424         --          --          --
        --              --            --   19,344,563         --          --
        --              --            --          --   19,163,004         --
        --              --            --          --          --   16,489,228
-----------     -----------    ---------- ----------- ----------- -----------
 11,720,509      18,452,374     8,087,424  19,344,563  19,163,004  16,489,228
    801,870       2,588,791     1,417,668   3,675,656   1,587,775      91,230
-----------     -----------    ---------- ----------- ----------- -----------
$12,522,379     $21,041,165    $9,505,092 $23,020,219 $20,750,779 $16,580,458
===========     ===========    ========== =========== =========== ===========

                   PAINEWEBBER LIFE VARIABLE ANNUITY ACCOUNT

Net assets represented by:
CURRENTLY PAYABLE ANNUITY CONTRACTS
  High Grade Fixed Income Division..............                  $      2,325
  Global Income Division........................                         4,212
  Balanced Division.............................                        19,366
  Growth Division...............................                         8,313
  Aggressive Growth Division....................                         3,063
  Global Growth Division........................                        13,971
                                                                  ------------
                                                                        51,250
CONTRACTS IN ACCUMULATION PERIOD
                                                   UNITS   VALUE
                                                 --------- ------
CONTRACTS SOLD SUBJECT TO EARLY WITHDRAWAL
 CHARGES
  Money Market Division.........................   578,243 $10.86    6,278,607
  Strategic Fixed Income Division...............   466,851  11.04    5,153,608
  High Grade Fixed Income Division..............   768,280  10.01    7,689,585
  Global Income Division........................ 1,024,333  11.27   11,539,182
  Balanced Division............................. 1,520,717  12.78   19,441,382
  Growth and Income Division....................   605,716  14.31    8,669,272
  Growth Division............................... 1,676,698  13.26   22,228,496
  Aggressive Growth Division.................... 1,360,231  13.91   18,927,340
  Global Growth Division........................ 1,422,187  10.98   15,609,435
                                                                  ------------
                                                                   115,536,907
CONTRACTS SOLD NOT SUBJECT TO EARLY WITHDRAWAL
 CHARGES
  Money Market Division.........................    26,046  10.79      281,094
  Strategic Fixed Income Division...............    57,837  11.00      635,968
  High Grade Fixed Income Division..............    78,789   9.95      784,332
  Global Income Division........................    88,717  11.03      978,985
  Balanced Division.............................   123,705  12.78    1,580,417
  Growth and Income Division....................    57,109  14.64      835,820
  Growth Division...............................    59,853  13.09      783,410
  Aggressive Growth Division....................   131,536  13.84    1,820,376
  Global Growth Division........................    95,816   9.99      957,052
                                                                  ------------
                                                                     8,657,454
                                                                  ------------
                                                                  $124,245,611
                                                                  ============

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                   PAINEWEBBER LIFE VARIABLE ANNUITY ACCOUNT

                            STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1996


                                                MONEY     STRATEGIC    HIGH GRADE
                                               MARKET    FIXED INCOME FIXED INCOME
                                  COMBINED    DIVISION     DIVISION     DIVISION
                                 -----------  ---------  ------------ ------------
INVESTMENT INCOME (LOSS)
Income:
  Dividends....................  $ 2,553,860  $ 280,588   $ 371,346    $ 451,612
  Capital gains distributions..   10,678,113        --       49,176          --
Expenses (Note 2):
  Mortality, distribution and
   expense risk and enhanced
   death benefit fees..........   (1,946,936)  (106,659)    (92,568)    (144,737)
  Administrative charges.......     (445,698)   (26,462)    (22,501)     (40,453)
                                 -----------  ---------   ---------    ---------
Net investment income (loss)...   10,839,339    147,467     305,453      266,422
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS (NOTE 4)
Net realized gain (loss) on in-
 vestments.....................      999,099        --      (79,476)      54,243
Change in net unrealized
 appreciation/depreciation of
 investments...................    1,329,316        --     (129,138)    (406,217)
                                 -----------  ---------   ---------    ---------
Net increase (decrease) in net
 assets resulting from opera-
 tions.........................  $13,167,754  $ 147,467   $  96,839    $ (85,552)
                                 ===========  =========   =========    =========


See accompanying notes.

                               BALANCED DIVISION
  GLOBAL     BALANCED DIVISION  (FORMERLY ASSET  GROWTH AND              AGGRESSIVE    GLOBAL
  INCOME        (TERMINATED       ALLOCATION       INCOME      GROWTH      GROWTH      GROWTH
 DIVISION    JANUARY 26, 1996)     DIVISION)      DIVISION    DIVISION    DIVISION    DIVISION
 ---------   ----------------- ----------------- ----------  ----------  ----------  ----------
 $ 830,446      $     6,038       $  482,590     $   40,011  $      --   $      --   $   91,229
     9,051        1,866,260        2,106,201      1,377,657   3,681,993   1,587,775         --
  (215,752)         (17,014)        (323,007)      (122,311)   (350,274)   (317,850)   (256,764)
   (44,312)          (6,616)         (86,949)       (28,861)    (47,774)    (96,708)    (45,062)
 ---------      -----------       ----------     ----------  ----------  ----------  ----------
   579,433        1,848,668        2,178,835      1,266,496   3,283,945   1,173,217    (210,597)
   (72,904)        (390,629)         121,068        359,036     477,251     770,725    (240,215)
    43,467       (2,187,513)         291,955       (134,313)   (487,790)  1,964,177   2,374,688
 ---------      -----------       ----------     ----------  ----------  ----------  ----------
 $ 549,996      $  (729,474)      $2,591,858     $1,491,219  $3,273,406  $3,908,119  $1,923,876
 =========      ===========       ==========     ==========  ==========  ==========  ==========

                   PAINEWEBBER LIFE VARIABLE ANNUITY ACCOUNT

                    STATEMENTS OF CHANGES IN NET ASSETS

                     YEARS ENDED DECEMBER 31, 1996 AND 1995

                                           MONEY      STRATEGIC    HIGH GRADE
                                          MARKET     FIXED INCOME FIXED INCOME
                            COMBINED     DIVISION      DIVISION     DIVISION
                          ------------  -----------  ------------ ------------
NET ASSETS AT JANUARY 1,
 1995.................... $106,711,620  $ 8,014,716   $3,908,010  $  7,853,662
INCREASE (DECREASE) IN
 NET ASSETS
Operations:
  Net investment income
   (loss)................    4,139,202      197,550      698,936       355,188
  Net realized gain
   (loss) on
   investments...........     (531,887)         --        (3,768)      103,463
  Change in net
   unrealized
   appreciation/
   depreciation of
   investments...........   11,874,122          --        62,331       750,921
                          ------------  -----------   ----------  ------------
Net increase (decrease)
 in net assets resulting
 from operations.........   15,481,437      197,550      757,526     1,209,572
Changes from principal
 transactions:
  Purchase payments......   13,301,086    2,522,386      649,084     1,607,281
  Contract distributions
   and terminations......  (14,097,675)  (2,104,081)    (371,150)    (969,745)
  Transfer payments (to)
   from other divisions..          --    (1,865,563)     964,551        34,437
  Annuity payments and
   actuarial adjustment
   in reserves...........       17,279          --           --          2,018
                          ------------  -----------   ----------  ------------
Increase (decrease) in
 net assets derived from
 principal transactions..     (779,310)  (1,447,258)   1,242,485       673,991
                          ------------  -----------   ----------  ------------
Total increase
 (decrease)..............   14,702,127   (1,249,708)   2,000,011     1,883,563
                          ------------  -----------   ----------  ------------
Net assets at December
 31, 1995................  121,413,747    6,765,008    5,908,021     9,737,225
INCREASE (DECREASE) IN
 NET ASSETS
Operations:
  Net investment income
   (loss)................   10,839,339      147,467      305,453       266,422
  Net realized gain
   (loss) on
   investments...........      999,099          --       (79,476)       54,243
  Change in net
   unrealized
   appreciation/
   depreciation of
   investments...........    1,329,316          --      (129,138)    (406,217)
                          ------------  -----------   ----------  ------------
Net increase (decrease)
 in net assets resulting
 from operations.........   13,167,754      147,467       96,839      (85,552)
Changes from principal
 transactions:
  Purchase payments......    2,742,324      139,328       56,446       182,260
  Contract distributions
   and terminations......  (13,072,242)  (1,116,546)    (577,143)  (1,037,936)
  Transfer payments (to)
   from other divisions..          --       624,444      305,413     (319,531)
  Annuity payments and
   actuarial adjustment
   in reserves...........       (5,972)         --           --          (224)
                          ------------  -----------   ----------  ------------
Increase (decrease) in
 net assets derived from
 principal transactions..  (10,335,890)    (352,774)    (215,284)  (1,175,431)
                          ------------  -----------   ----------  ------------
Total increase
 (decrease)..............    2,831,864     (205,307)    (118,445)  (1,260,983)
                          ------------  -----------   ----------  ------------
Net assets at December
 31, 1996................ $124,245,611  $ 6,559,701   $5,789,576  $  8,476,242
                          ============  ===========   ==========  ============

See accompanying notes.

                               BALANCED DIVISION
  GLOBAL     BALANCED DIVISION  (FORMERLY ASSET    GROWTH                  AGGRESSIVE     GLOBAL
  INCOME        (TERMINATED       ALLOCATION     AND INCOME     GROWTH       GROWTH       GROWTH
 DIVISION    JANUARY 26, 1996)     DIVISION)      DIVISION     DIVISION     DIVISION     DIVISION
-----------  ----------------- ----------------- -----------  -----------  -----------  -----------
$16,177,353    $ 12,159,603       $ 6,537,376    $ 3,340,801  $14,101,742  $13,612,506  $21,005,851
  1,068,412        (142,804)          630,314        (15,402)   1,483,249      208,046     (344,314)
    (42,242)        408,418           (21,813)        28,880       15,779      216,219   (1,236,823)
    630,137       2,573,533           850,785      1,197,284    3,159,434    2,240,725      408,972
-----------    ------------       -----------    -----------  -----------  -----------  -----------
  1,656,307       2,839,147         1,459,286      1,210,762    4,658,462    2,664,990   (1,172,165)
    497,334       1,116,091           725,890        590,270    1,664,683    2,698,282    1,229,785
 (1,628,396)     (2,470,203)         (948,803)      (319,988)  (1,191,548)  (2,006,154)  (2,087,607)
 (2,194,012)      1,028,571           834,371      2,291,149    1,229,274    1,225,739   (3,548,517)
       (580)            --             12,257            --         1,431        1,963          190
-----------    ------------       -----------    -----------  -----------  -----------  -----------
 (3,325,654)       (325,541)          623,715     23,561,431    1,703,840    1,919,830   (4,406,149)
-----------    ------------       -----------    -----------  -----------  -----------  -----------
 (1,669,347)      2,513,606         2,083,001      3,772,193    6,362,302    4,584,820   (5,578,314)
-----------    ------------       -----------    -----------  -----------  -----------  -----------
 14,508,006      14,673,209         8,620,377      7,112,994   20,464,044   18,197,326   15,427,537
    579,433       1,848,668         2,178,835      1,266,496    3,283,945    1,173,217     (210,597)
    (72,904)       (390,629)          121,068        359,036      477,251      770,725     (240,215)
     43,467      (2,187,513)          291,955       (134,313)    (487,790)   1,964,177    2,374,688
-----------    ------------       -----------    -----------  -----------  -----------  -----------
    549,996        (729,474)        2,591,858      1,491,219    3,273,406    3,908,119    1,923,876
    112,993             --            121,697        172,927      264,161    1,625,228       67,284
 (1,282,064)       (146,801)       (2,360,675)    (1,023,532)  (1,469,189)  (2,435,221)  (1,623,135)
 (1,365,903)    (13,796,934)       12,069,764      1,751,484      488,833     (544,415)     786,845
       (649)            --             (1,856)           --        (1,036)        (258)      (1,949)
-----------    ------------       -----------    -----------  -----------  -----------  -----------
 (2,535,623)    (13,943,735)        9,828,930        900,879     (717,231)  (1,354,666)    (770,955)
-----------    ------------       -----------    -----------  -----------  -----------  -----------
 (1,985,627)    (14,673,209)       12,420,788      2,392,098    2,556,175    2,553,453    1,152,921
-----------    ------------       -----------    -----------  -----------  -----------  -----------
$12,522,379    $        --        $21,041,165    $ 9,505,092  $23,020,219  $20,750,779  $16,580,458
===========    ============       ===========    ===========  ===========  ===========  ===========

                   PAINEWEBBER LIFE VARIABLE ANNUITY ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

1. INVESTMENT AND ACCOUNTING POLICIES

ORGANIZATION

PaineWebber Life Variable Annuity Account (the "Account") was organized by PaineWebber Life Insurance Company (the "Company") in accordance with the provisions of California Insurance laws and is a part of the total operations of the Company. The Company is a wholly-owned subsidiary of PaineWebber Life Holdings, Inc., which is a wholly-owned subsidiary of PaineWebber Group, Inc. (the "Parent"). The assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of the Company. The Account invests solely in specified portfolios of PaineWebber Series Trust (the "Fund"), an open-end management investment company under the Investment Company Act of 1940, as directed by eligible contract owners. The Fund receives investment advisory and administrative services from Mitchell Hutchins Asset Management Inc. ("MHAM") an indirectly wholly-owned subsidiary of the Parent, and is charged fees pursuant to an advisory and administration contract between the Fund and MHAM which has been approved by the Fund's board of trustees. All series of shares are diversified except Global Income Portfolio.

On December 28, 1995, the Company, on behalf of the Account, obtained regulatory approval permitting it to substitute the shares of the Asset Allocation Portfolio for the shares of the Balanced Portfolio that were held by the Balanced Division of the Account. Contract Owners were notified and given the opportunity to transfer Contract Values they have in the Balanced Division to any of the other Portfolios of the Trust at no charge. On January 26, 1996, Contract Owners from whom no instructions were received had their Contract Values, which were invested in the Balanced Division, transferred to the Division formerly known as the Asset Allocation Division. Also on January 26, 1996, the Division name was changed from Asset Allocation Division to Balanced Division and the original Balanced Division was terminated.

INVESTMENT OPERATIONS

Investments are stated at the closing net asset values per share on December 31, 1996.

The average cost method is used to determine realized gains and losses. Dividends are taken into income on an accrual basis as of the ex-dividend date.

ANNUITY RESERVES

Currently payable annuity contract reserves are computed according to the Individual Annuity Valuation 1983 Table using an assumed interest rate of 4.0%. If the amount paid to the contractholder is less than originally estimated, charges paid for mortality and expense risks are reimbursed to the Company. If additional amounts are required, the Company reimburses the Account.

USE OF ESTIMATES

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

                   PAINEWEBBER LIFE VARIABLE ANNUITY ACCOUNT

RECLASSIFICATIONS

Certain amounts appearing in the 1995 statement of changes in net assets have been reclassified to conform with the 1996 presentation.

2. EXPENSES

The Company is compensated for mortality, distribution and expense risks and enhanced death benefits by a charge equivalent to an annual rate of 1.60% of the asset value of each contract sold subject to early withdrawal charges and 1.77% of the asset value of each contract sold not subject to early withdrawal charges. These charges amounted to $1,946,936 in 1996.

An annual contract administration charge of $30 is deducted on the first valuation date on or after each contract anniversary prior to the annuity date. A transfer charge of $10 will be imposed on each transfer between divisions (portfolios) of the account in excess of twelve in any one contract year. However, the Company has waived this charge until further notice. A withdrawal transaction charge of the lesser of $25 or 2% of the amount withdrawn will be imposed on each withdrawal in excess of two per contract year. Contracts sold subject to early withdrawal charges are assessed a charge equal to 5% of the amount withdrawn for purchase payments made within a five year period following the date the payment was received. Total administrative charges amounted to $445,698 in 1996.

3. FEDERAL INCOME TAXES

Operations of the Account are a part of the operations of the Company which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investments were as follows:

                                      YEAR ENDED              YEAR ENDED
                                   DECEMBER 31, 1996       DECEMBER 31, 1995
                                ----------------------- -----------------------
                                 PURCHASES     SALES     PURCHASES     SALES
                                ----------- ----------- ----------- -----------
Portfolio:
  Money Market................. $ 3,745,481 $ 3,950,788 $ 6,675,432 $ 7,891,264
  Strategic Fixed Income.......   1,650,189   1,138,709   2,268,034     789,531
  High Grade Fixed Income......   2,242,791   3,059,118   3,412,259   2,707,906
  Global Income................   1,833,309   3,347,760   1,211,442   4,436,559
  Balanced (terminated)........   2,024,583  13,967,365   3,479,596   3,990,231
  Balanced (formerly Asset
   Allocation).................  14,404,676   4,205,324   2,904,458   1,685,415
  Growth and Income............   2,751,912   1,927,358   2,928,584     421,392
  Growth.......................   4,936,900   4,296,055   4,866,523   2,440,768
  Aggressive Growth............   2,813,875   4,050,526   3,853,999   2,242,312
  Global Growth................   1,448,710   2,521,492   2,651,404   6,238,128
                                ----------- ----------- ----------- -----------
                                $37,852,426 $42,464,495 $34,251,731 $32,843,506
                                =========== =========== =========== ===========

                   PAINEWEBBER LIFE VARIABLE ANNUITY ACCOUNT

5. SUMMARY OF CHANGES FROM UNIT TRANSACTIONS

Transactions in units were as follows:

                                           YEAR ENDED          YEAR ENDED
                                        DECEMBER 31, 1996   DECEMBER 31, 1995
                                       ------------------- -------------------
                                       PURCHASED REDEEMED  PURCHASED REDEEMED
                                       --------- --------- --------- ---------
CONTRACTS SOLD SUBJECT TO EARLY WITH-
 DRAWAL CHARGE
Division:
  Money Market........................   316,493   325,920 1,565,658 1,707,476
  Strategic Fixed Income..............    71,833    94,259   207,825    84,116
  High Grade Fixed Income.............   160,411   279,963 1,779,381 1,680,370
  Global Income.......................   138,020   360,128   116,992   437,736
  Balanced (terminated)...............         2 1,180,315   432,409   343,844
  Balanced (formerly Asset Alloca-
   tion).............................. 1,106,633   298,847   203,097   136,547
  Growth and Income...................   192,409   125,272   273,290    42,883
  Growth..............................   248,424   315,426 2,168,891 1,986,620
  Aggressive Growth...................   168,893   285,538   480,581   296,071
  Global Growth.......................   134,533   202,967   275,311   687,750
                                       --------- --------- --------- ---------
                                       2,537,651 3,468,635 7,503,435 7,403,413
                                       ========= ========= ========= =========
CONTRACTS SOLD NOT SUBJECT TO EARLY
 WITHDRAWAL CHARGE
Division:
  Money Market........................    18,382    44,661    71,758    75,866
  Strategic Fixed Income..............     5,646     4,996    11,406    10,263
  High Grade Fixed Income.............    13,345    17,193    89,059   107,113
  Global Income.......................     8,334    25,180    23,009    35,370
  Balanced (terminated)...............       --    108,366     9,582   103,809
  Balanced (formerly Asset Alloca-
   tion)..............................   100,664    36,022    34,239    40,715
  Growth and Income...................    14,279    13,341    20,082    14,122
  Growth..............................    19,411    14,817   101,674   102,043
  Aggressive Growth...................    20,054    20,099    42,876    52,530
  Global Growth.......................     9,462    23,758    11,822    72,824
                                       --------- --------- --------- ---------
                                         209,577   308,433   415,507   614,655
                                       ========= ========= ========= =========

                   PAINEWEBBER LIFE VARIABLE ANNUITY ACCOUNT

6. NET ASSETS

Net assets at December 31, 1996 consisted of the following:

                                            MONEY     STRATEGIC    HIGH GRADE
                                            MARKET   FIXED INCOME FIXED INCOME
                               COMBINED    DIVISION    DIVISION     DIVISION
                             ------------ ---------- ------------ ------------
Unit transactions........... $102,173,426 $6,323,478  $5,149,371   $7,814,780
Accumulated net investment
 income.....................   18,289,083    236,223   1,144,078      761,755
Net unrealized appreciation
 (depreciation) of
 investments................    3,783,102        --     (503,873)    (100,293)
                             ------------ ----------  ----------   ----------
                             $124,245,611 $6,559,701  $5,789,576   $8,476,242
                             ============ ==========  ==========   ==========

                                                        BALANCED DIVISION
                           GLOBAL     BALANCED DIVISION  (FORMERLY ASSET    GROWTH
                           INCOME       (TERMINATED)       ALLOCATION     AND INCOME
                          DIVISION    JANUARY 26, 1996)     DIVISION)      DIVISION
                         -----------  ----------------- ----------------- ----------
Unit transactions....... $11,407,137     $(1,318,598)      $17,623,542    $6,976,026
Accumulated net invest-
 ment income (loss).....   1,600,012       1,318,598         3,514,660     1,619,648
Net unrealized
 appreciation
 (depreciation) of
 investments............    (484,770)            --            (97,037)      909,418
                         -----------     -----------       -----------    ----------
                         $12,522,379     $       --        $21,041,165    $9,505,092
                         ===========     ===========       ===========    ==========

                                                      AGGRESSIVE    GLOBAL
                                            GROWTH      GROWTH      GROWTH
                                           DIVISION    DIVISION    DIVISION
                                          ----------- ----------- -----------
Unit transactions........................ $16,528,649 $14,912,117 $16,756,924
Accumulated net investment income
 (loss)..................................   6,055,279   1,999,319      39,511
Net unrealized appreciation
 (depreciation) of investments...........     436,291   3,839,343    (215,977)
                                          ----------- ----------- -----------
                                          $23,020,219 $20,750,779 $16,580,458
                                          =========== =========== ===========

                       PAINEWEBBER LIFE INSURANCE COMPANY

                              FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                    CONTENTS

                                                                            PAGE
                                                                            ----
Report of Independent Auditors............................................. F-1
Audited Financial Statements
Balance Sheets............................................................. F-2
Statements of Operations................................................... F-3
Statements of Changes in Stockholder's Equity.............................. F-4
Statements of Cash Flows................................................... F-5
Notes to Financial Statements.............................................. F-6

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors
PaineWebber Life Insurance Company

  We have audited the accompanying balance sheets of PaineWebber Life Insurance Company as of December 31, 1996 and 1995, and the related statements of operations, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by mangement, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PaineWebber Life Insurance Company at December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

  As discussed in Note 3 to the financial statements, in 1994 the Company changed its method of accounting for certain investments in fixed maturity securities.

                                          Ernst & Young LLP

Des Moines, Iowa
March 24, 1997

                       PAINEWEBBER LIFE INSURANCE COMPANY

                                 BALANCE SHEETS



                                                          DECEMBER 31, 1996
                                                      -------------------------
                                                          1996         1995
                                                      ------------ ------------
ASSETS
Investments:
 Fixed maturities:
  Held to maturity, at amortized cost................ $  7,700,678 $  2,701,980
  Available for sale, at market......................       74,200       84,800
 Short-term investments..............................    5,951,209   16,259,163
                                                      ------------ ------------
Total investments....................................   13,726,087   19,045,943
Cash and cash equivalents............................      493,662        6,771
Accrued investment income............................      164,540       70,746
Deferred policy acquisition costs....................   42,582,664   24,605,021
Goodwill, less accumulated amortization (1996-
 $480,000; 1995-$360,000)Growth......................      720,000      840,000
Other Assets.........................................      103,446      471,996
Separate account assets..............................  124,245,611  121,413,747
                                                      ------------ ------------
                                                      $182,036,010 $166,454,224
                                                      ============ ============
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
 Policy and contract claims.......................... $         -  $    384,312
 Net funds held for reinsurers on reinsurance as-
  sumed..............................................   24,209,628   13,543,437
 Expense allowance payable on reinsurance assumed....      498,500    1,248,544
 Other liabilities...................................      618,757      464,247
 Separate account liabilities........................  124,245,611  121,413,747
                                                      ------------ ------------
Total liabilities....................................  149,572,496  137,054,287
Commitments and contingencies
Stockholder's equity:
 Common Stock, $100 par value-25,000 shares autho-
  rized, issued and outstanding......................    2,500,000    2,500,000
 Additional paid-in capital..........................   26,757,295   26,757,295
 Unrealized appreciation of fixed maturities.........        2,011        1,934
 Retained earnings...................................    3,204,208      140,708
                                                      ------------ ------------
Total stockholder's equity...........................   32,463,514   29,399,937
                                                      ------------ ------------
Total liabilities and stockholder's equity........... $182,036,010 $166,454,224
                                                      ============ ============

See accompanying notes.

                       PAINEWEBBER LIFE INSURANCE COMPANY

                            STATEMENTS OF OPERATIONS




                                               YEAR ENDED DECEMBER 31
                                         -------------------------------------
                                            1996         1995         1994
                                         -----------  -----------  -----------
Revenues:
 Annuity product charges................ $ 7,934,933  $ 4,442,424  $ 1,169,708
 Investment income, net of related ex-
  penses................................     797,083    1,061,015      889,061
 Realized loss on investments...........        (346)     (10,531)        (873)
                                         -----------  -----------  -----------
                                         $ 8,731,670  $ 5,492,908  $ 2,057,896
Expenses:
 Commissions............................  18,631,019   10,093,301   11,596,074
 General expenses.......................   4,575,441    3,146,492    4,496,350
 Insurance Taxes........................     319,353      289,421      294,878
 Policy acquisition cost deferred....... (19,509,928) (10,169,946) (15,067,961)
 Amortization of deferred policy acqui-
  sition costs..........................   1,532,285      667,977      415,489
 Amortization of goodwill...............     120,000      120,000      120,000
                                         -----------  -----------  -----------
                                           5,668,170    4,147,265    1,854,830
                                         -----------  -----------  -----------
Net income.............................. $_3,063,500  $ 1,345,643  $   203,066
                                         ===========  ===========  ===========

See accompanying notes.

                       PAINEWEBBER LIFE INSURANCE COMPANY

                 STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY



                                                  UNREALIZED
                                                 APPRECIATION
                                    ADDITIONAL  (DEPRECIATION)   RETAINED
                           COMMON     PAID-IN      OF FIXED      EARNINGS
                           STOCK      CAPITAL     MATURITIES    (DEFICIT)       TOTAL
                         ---------- ----------- -------------- ------------  -----------
Balance at January 1,
 1994................... $ 2,500,00 $11,757,295    $    -      $(1,408,001)  $12,849,294
  Cumulative effect of
   change in
   accounting principle
   regarding fixed matu-
   rity
   securities...........         -           -       9,320               -         9,320
  Net income............         -           -          -           203,066      203,066
  Unrealized deprecia-
   tion of
   fixed maturities.....         -           -     (12,070)              -       (12,070)
  Capital contribution..         -   15,000,000         -                -    15,000,000
                         ---------- -----------    -------     ------------  -----------
Balance at December 31,
 1994...................  2,500,000  26,757,295     (2,750)      (1,204,935)  28,049,610
  Net income............         -           -          -         1,345,643    1,345,643
  Unrealized apprecia-
   tion of
   fixed maturities.....         -           -       4,684               -         4,684
                         ---------- -----------    -------     ------------  -----------
Balance at December 31,
 1995...................  2,500,000  26,757,295      1,934          140,708   29,399,937
  Net income............         -           -          -         3,063,500    3,063,500
  Unrealized apprecia-
   tion of
   fixed maturities.....         -           -          77               -            77
                         ---------- -----------    -------     ------------  -----------
Balance at December 31,
 1996................... $2,500,000 $26,757,295    $ 2,011     $  3,204,208  $32,463,514
                         ========== ===========    =======     ============  ===========

See accompanying notes.

                       PAINEWEBBER LIFE INSURANCE COMPANY

                            STATEMENTS OF CASH FLOWS


                                                YEAR ENDED DECEMBER 31,
                                          -------------------------------------
                                             1996         1995         1994
                                          -----------  -----------  -----------
OPERATING ACTIVITIES
Net income                                $ 3,063,500  $ 1,345,643  $   203,066
Adjustments to reconcile net income to
 net cash used in operating activities:
 Amortization of goodwill...............      120,000      120,000      120,000
 Net amortization of fixed maturities...        8,002       44,869       40,528
 Deferral of policy acquisition costs...  (19,509,928) (10,169,946) (15,067,961)
 Amortization of deferred acquisition
  costs.................................    1,532,285      667,997      415,489
 Change in expense allowance payable and
  net funds held on reinsurance as-
  sumed.................................   14,593,989)   7,647,978   12,872,865
 Payments to ceding companies on rein-
  surance assumed.......................   (5,585,066)  (3,569,517)  (2,315,377)
 Payments received from ceding companies
  on reinsurance assumed................      907,224      156,032          --
 Realized loss on investments...........          346       10,531          873
 Change in operating assets and
  liabilities net of reinsurance
  assumed:..............................
  Decrease (increase) in accrued invest-
  ment income...........................      (93,794)      94,400     (103,198)
  Decrease (increase) in other assets...      368,550     (255,770)     (14,081)
  Increase (decrease) in policy and con-
  tract claims..........................     (384,312)     263,102      121,210
  Increase (decrease) in other liabili-
  ties..................................      154,510   (1,034,844)    (650,189)
                                          -----------  -----------  -----------
Net cash used in operating activities      (4,824,694)  (4,679,525)  (4,376,775)
INVESTING ACTIVITIES
Proceeds from investments sold, matured
 or repaid:
 Fixed maturities--held to maturity.....    2,160,000      515,000      195,000
 Fixed maturity--available for sale.....       10,000       10,000       20,000
 Equity securities......................          --           --    62,753,284
 Short-term investments.................   10,307,954    2,823,419          --
                                          -----------  -----------  -----------
                                           12,477,954    3,348,419   62,968,284
Cost of investments acquired:
 Fixed maturities--held to maturity.....   (7,166,369)    (662,450)  (1,099,959)
 Equity securities......................          --           --   (62,753,284)
 Short-term investments.................          --           --   (10,385,420)
                                          -----------  -----------  -----------
                                           (7,166,369)    (662,450) (74,238,663)
                                          -----------  -----------  -----------
Net cash provided by (used in) investing
 activities                                 5,311,585    2,685,969  (11,270,379)
FINANCING ACTIVITIES
Cash contribution by parent.............          --           --    15,000,000
                                          -----------  -----------  -----------
Net cash provided by financing activi-
 ties...................................          --           --    15,000,000
                                          -----------  -----------  -----------
Increase (decrease) in cash and cash
 equivalents............................      486,891   (1,993,556)    (647,154)
Cash and cash equivalents at beginning
 of year................................        6,771    2,000,327    2,647,481
                                          -----------  -----------  -----------
Cash and cash equivalents at end of
 year...................................  $   493,662  $     6,771  $ 2,000,327
                                          ===========  ===========  ===========

See accompanying notes.

                    PAINEWEBBER LIFE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996


1.ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

  PaineWebber Life Insurance Company (the Company) is a wholly-owned subsidiary of PaineWebber Life Holdings, Inc., which is a wholly-owned subsidiary of PaineWebber Group, Inc. (the Parent). The Company offers separate account variable annuity products. These products are marketed through PaineWebber licensed brokers.

USE OF ESTIMATES

  The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

INVESTMENTS

  Effective January 1, 1994, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 115, Accounting for Certain Investments in Debt and Equity Securities. Pursuant to SFAS No. 115, fixed maturity securities that the Company has the positive intent and ability to hold to maturity are designated as "held to maturity." Held to maturity securities are reported at cost adjusted for amortization of premiums and discounts. Changes in the fair value of these securities, except for declines that are other than temporary, are not reflected in the Company's financial statements. Fixed maturity securities which may be sold are designated as "available for sale." Available for sale securities are reported at fair value and unrealized gains and losses on these securities are included directly in stockholder's equity. Securities that are determined to have a decline in value that is other than temporary are written down to estimated fair value which becomes the security's new cost basis by a charge to realized losses in the Company's statement of operations.

  Premiums and discounts are amortized utilizing the scientific interest method which results in a constant yield over the securities' expected life. Realized gains and losses are determined on the basis of specific identification of investments.

CASH AND CASH EQUIVALENTS

  For purposes of the statement of cash flows, the Company considers all demand deposits and interest-bearing accounts not related to the investment function to be cash equivalents.

GOODWILL

  Goodwill includes the value of various insurance licenses acquired in conjunction with the purchase of the Company. These assets are being amortized on a straight-line basis over 10 years.

DEFERRED POLICY ACQUISITION COSTS

  Commissions and other costs of acquiring new business which vary with and are primarily related to the production of new business have been deferred. The deferred costs are being amortized in relation to the present value of expected gross profits. This amortization is adjusted periodically to reflect differences in accrual and assumed gross profits.

                      PAINEWEBBER LIFE INSURANCE COMPANY

DEFERRED INCOME TAXES

  The deferred tax assets or liabilities are computed based on the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate. Deferred income tax expense or credits are based on the changes in the asset or liability from period to period.

DIVIDEND RESTRICTIONS

  Prior approval of insurance regulatory authorities is required for payment of dividends to the Company's parent which exceed an annual limitation. During 1997, the Company will be able to pay dividends to its parent of approximately $1,200,000 without prior approval of statutory authorities.

SEPARATE ACCOUNT

  Separate account assets and liabilities represent funds held for the exclusive benefit of variable annuity contractholders. Fees are received for administrative expenses and for assuming mortality, distribution and expense risks. Operations of the separate account are not included in these financial statements.

RECLASSIFICATION

  Certain amounts in the 1995 and 1994 financial statements have been reclassified to conform to the 1996 financial statement presentation.

2.FAIR VALUES OF FINANCIAL INSTRUMENTS

  Statement of Financial Accounting Standards (SFAS) No. 107, Disclosures About Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used including the discount rate and estimates of future cash flows. In that regard, the derived fair value estmates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instument. SFAS 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

  The following methods and assumptions were used by the Company in estimating the "fair value" disclosures for "financial instruments":

  Cash, cash equivalents, short-term investments and separate account assets:
   The carrying amounts reported in the balance sheet for these financial instruments approximate their fair values.

  Fixed maturities: The fair values for fixed maturities are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services.

  Separate account liabilities: Fair values for the Company's liabilities under investment-type insurance contracts are based on cash surrender value of the underlying contracts.

                      PAINEWEBBER LIFE INSURANCE COMPANY

2. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

  The following sets forth a comparison of the carrying values and fair values of the Company's financial instruments subject to provisions of SFAS No. 107:

                                                DECEMBER 31
                            ---------------------------------------------------
                                      1996                      1995
                            ------------------------- -------------------------
                              CARRYING                  CARRYING
                               VALUE      FAIR VALUE     VALUE      FAIR VALUE
                            ------------ ------------ ------------ ------------
Assets:
 Cash and cash equiva-
  lents.................... $    493,662 $    493,662 $      6,771 $      6,771
 Short-term investments....    5,951,209    5,951,209   16,259,163   16,259,163
 Fixed maturities:
  Held to maturity.........    7,700,678    7,727,700    2,701,980    2,729,500
  Available for sale.......       74,200       74,200       84,800       84,800
                            ------------ ------------ ------------ ------------
                               7,774,878    7,801,900    2,786,780    2,814,300
 Separate account assets...  124,245,611  124,245,611  121,413,747  121,413,747
Liabilities:
 Separate account liabili-
  ties.....................  124,245,611  121,673,753  121,413,747  117,619,756

3.BASIS OF PRESENTATION

  The financial statements prepared on a statutory basis differ from these financial statements principally as follows: (a) revenues on investment products consist of policy charges for the cost of issuance, policy administration charges, amortization of policy initiation fees and surrender charges assessed rather than premiums received; (b) acquisition costs such as commissions and other costs related to acquiring new business are being deferred and amortized over the life of the policy rather than being charged to current operations as incurred; (c) policy reserves on investment products are based on full account value rather than discounted methodologies utilizing statutory interest rates; (d) a portion of fixed maturity investments is designated as "available for sale" and valued at fair value with unrealized appreciation/depreciation credited/charged directly to stockholder's equity rather than valued at amortized cost; (e) deferred federal income taxes are provided for temporary differences between the financial statements and the tax returns; (f) certain assets designated as "non-admitted assets" have been reported as assets rather than being charged to surplus; (g) the carrying value of investments is reduced to fair value by the recognition of a realized loss in the statement of operations when declines in carrying value are judged to be other than temporary rather than recording an asset valuation reserve, in the nature of a contingency reserve which is recorded as a liability through a charge to surplus; (h) net realized capital gains (losses) attributable to changes in the level of market interest rates are recognized in the statement of operations in the year of disposition rather than being deferred and amortized over the remaining life of the bonds disposed of; (i) assets and liabilities are restated to fair values, with provision for goodwill and other intangible assets, when a change in ownership occurs rather than retaining their historical value; and (j) reinsurance reserve credits are recorded as reinsurance recoverable assets rather than recorded as a reduction to aggregate policy reserves.

  Net loss for the Company as reported in accordance with statutory accounting practices was $4,371,000 in 1996, $2,698,000 in 1995 and $5,155,000 in 1994.
Total statutory surplus, as reported, was $12,030,000 at December 31, 1996 and $16,396,000 at December 31, 1995.

                      PAINEWEBBER LIFE INSURANCE COMPANY

4.INVESTMENTS OPERATIONS

  At December 31, 1996 and 1995, the amortized cost, gross unrealized gains and losses, and estimated fair value of debt securities are as follows:

HELD FOR INVESTMENT

                                               GROSS      GROSS
                                  AMORTIZED  UNREALIZED UNREALIZED    FAIR
                                    COST       GAINS      LOSSES      VALUE
                                 ----------- ---------- ---------- -----------
DECEMBER 31, 1996
Bonds--United States Government
 and agencies................... $ 7,700,678  $27,022     $  --    $ 7,727,700
Short-term investments--United
 States Government and
 agencies.......................   5,951,209      --         --      5,951,209
                                 -----------  -------     ------   -----------
                                 $13,651,887  $27,022     $  --    $13,678,909
                                 ===========  =======     ======   ===========
DECEMBER 31, 1995
Bonds--United States Government
 and agencies................... $ 2,701,980  $27,520     $  --    $ 2,729,500
Short-term investments--United
 States Government and
 agencies.......................  16,259,163      --         --     16,259,163
                                 -----------  -------     ------   -----------
                                 $18,961,143  $27,520     $  --    $18,988,663
                                 ===========  =======     ======   ===========
AVAILABLE FOR SALE

                                                     GROSS      GROSS
                                         AMORTIZED UNREALIZED UNREALIZED  FAIR
                                           COST      GAINS      LOSSES    VALUE
                                         --------- ---------- ---------- -------
DECEMBER 31, 1996
Bonds--state, municipal and other
 government.............................  $72,189    $2,011     $  --    $74,200
                                          =======    ======     ======   =======
DECEMBER 31, 1995
Bonds--state, municipal and other
 government.............................  $82,866    $1,934     $  --    $84,800
                                          =======    ======     ======   =======

  The amortized cost and estimated fair value of debt securities by contractual maturity at December 31, 1996 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                               AVAILABLE FOR
                                        HELD FOR INVESTMENT        SALE
                                       --------------------- -----------------
                                       AMORTIZED     FAIR    AMORTIZED  FAIR
                                          COST      VALUE      COST     VALUE
                                       ---------- ---------- --------- -------
Due in one year or less............... $1,362,249 $1,360,000  $   --   $   --
Due after one year through five
 years................................  6,278,633  6,302,900  $   --   $   --
Due after five years through ten
 years................................     59,796     64,800   72,189   74,200
                                       ---------- ----------  -------  -------
                                       $7,700,678 $7,727,700  $72,189  $74,200
                                       ========== ==========  =======  =======

                      PAINEWEBBER LIFE INSURANCE COMPANY

4. INVESTMENTS OPERATIONS (CONTINUED)

  Major categories of net investment income are as follows:


                                                    1996      1995       1994
                                                  -------- ---------- ----------
Fixed maturities:
 Held for investment............................. $317,782 $  146,009 $  131,107
 Available for sale..............................    4,383      4,500      8,230
Equity securities................................      --         --     167,107
Short-term investments...........................  568,342    997,738    680,210
Other............................................      924     15,828     16,148
                                                  -------- ---------- ----------
                                                   891,431  1,164,075  1,002,802
Less investment expenses                            94,348    103,060    113,741
                                                  -------- ---------- ----------
                                                  $797,083 $1,061,015   $889,061
                                                  ======== ========== ==========

  At December 31, 1996, investments with an aggregate carrying value of $7,650,977 (1995--$7,634,637) were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

5.FEDERAL INCOME TAXES

  For federal income tax purposes, the Company files a separate federal income tax return. At December 31, 1996, the Company has net operating loss carryforwards for income tax purposes of approximately $15,700,000 which expire through 2011. The difference between this operating loss and the loss recorded for financial reporting purposes is due primarily to deferred policy acquisition costs, separate account liabilities and reinsurance agreements. A valuation allowance has been recognized to offset the net deferred tax asset due to the uncertainty of future taxable income.

  The tax effect of temporary differences giving rise to the Company's deferred income taxes is as follows:

                                                              DECEMBER 31
                                                         ----------------------
                                                            1996        1995
                                                         ----------  ----------
   Deferred tax assets:
   Net operating loss carryover......................... $5,477,791  $4,400,683
   Reinsurance..........................................  7,907,873   3,882,753
   Other................................................  1,299,814     397,201
                                                         ----------  ----------
                                                         14,685,478   8,680,637
   Deferred tax liabilities:
   Deferred policy acquisition costs.................... 14,491,923   8,082,755
   Fixed maturity discounts.............................     27,651      12,491
   Other................................................     18,032      35,819
                                                         ----------  ----------
                                                         14,537,606   8,131,065
   Valuation allowance..................................   (147,872)   (549,572)
                                                         ----------  ----------
   Net deferred tax..................................... $      --   $      --
                                                         ==========  ==========

                      PAINEWEBBER LIFE INSURANCE COMPANY

6.REINSURANCE

   The Company has reinsurance agreements with various insurance companies to assume a specified percentage of their variable annuity contracts. Under these agreements, the Company receives from the ceding company the account balance of the reinsured contracts. The Company in return pays to the ceding companies an expense allowance for commissions and other expenses associated with the reinsured contracts. In addition, the Company pays or receives an amount equal to the change in the statutory reserve held by the ceding companies on the reinsured contracts, adjusted for investment earnings credits. For the years ended December 31, 1996, 1995 and 1994 the Company recorded annuity product charges of $6,828,830, $3,679,995 and $682,484, respectively, related to contracts assumed under these agreements. The account value of these variable annuity contracts was $526,407,608 and $289,293,467 at December 31, 1996 and 1995, respectively.

  The Company also has a reinsurance agreement with American Republic Insurance Company (American Republic) (see Note 7) to cede a specified percentage of the risks associated with the variable annuity contracts. Under this agreement, the Company pays American Republic the reinsurance percentage of charges and deductions collected on the reinsured policies. American Republic in return pays the Company an expense allowance for certain developmental, new business and maintenance costs on the reinsured contracts. The Company has also entered into a separate reinsurance agreement to reinsure the enhanced death benefit provision of the contracts. during 1996, 1995 and 1994, the Company incurred reinsurance premiums of $1,459,270, $1,741,939 and $839,346 and had benefit recoveries of $120,199, $198,824 and $47,924, respectively, in connection with these agreements.

7. SERVICE AGREEMENTS WITH RELATED PARTIES

  The Company has a third-party and corporate administrative agreements with American Republic to provide services for new business processing and account maintenance of the variable annuity contracts. The Company paid American Republic $817,000, $724,000 and $695,000 for these services in 1996, 1995 and
1994, respectively.

  Commissions relating to the sale of all variable annuity contacts are paid to an affiliated company of PaineWebber.

8. COMMITMENTS AND CONTINGENCIES

  The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Potential obligations, if any, are not presently determinable by the Company; accordingly, no accrual has been made on these financial statements.

                                     PART C
                                     ------

                               OTHER INFORMATION
                               -----------------

Item 24. Financial Statements and Exhibits
------------------------------------------

(a)  Financial Statements
     --------------------

     The following financial statements are included in Part B of the Registration Statement:

     Financial Statements of PaineWebber Life Insurance Company

          Balance Sheets
          Statements of Operations
          Statements of Changes in Stockholder's Equity
          Statements of Cash Flows
          Notes to Financial Statements

     Financial Statements of PaineWebber Life Variable Annuity Account

          Statement of Net Assets
          Statement of Operations
          Statements of Changes in Net Assets
          Notes to Financial Statements



(b)   Exhibits
      --------
     (1)  Resolution Establishing Separate Account................ *
     (2)  Custody Agreements........................  Not Applicable
     (3)  Form of Distribution Contract...........................**
     (4)  Variable Annuity Contract...............................**
     (5)  Application for Contract................................**
     (6)  Depositor - Corporate Documents
          (a)  Certificate of Incorporation....................... *
          (b)  By-Laws............................................**
          (c)  Certificate of Authority...........................**
     (7)  Form of Reinsurance Contracts...........................**
     (8)  (a)  Form of Fund Participation Agreement...............**
          (b)  Forms of Corporate Administration Agreement
               and "Third Party Administrator" Agreement.......... *
      (9)  Opinion of Counsel.....................................**
           Consent of Counsel.....................................**
     (10)  Consent of Independent Auditors........................
     (11)  Financial Statements Omitted from Item 23..  Not Applicable
     (12)  Initial Capitalization Agreement...........  Not Applicable
     (13)  Performance Computations............................... *
             exit

     (14) Diagram and Listing of All Persons directly
          or indirectly controlled by or under common
          control with PaineWebber Life Insurance
          Company, the Depositor of Registrant................... **

     (15) Financial Data Schedule...............................

 *   Previously filed with registration statement 33-58808 on  April 22, 1993.
**   Previously filed with Pre-Effective Amendment No. 1 on June 25, 1993.


Item 25.  Directors and Officers of the Depositor
-------------------------------------------------

     The directors and principal officers of PaineWebber Life Insurance Company (the "Depositor") are listed below. Their principal business address is 1200 Harbor Boulevard, Weehawken, New Jersey 07087.

     Name                     Title
     ----                     -----

     Dennis J. Hess        Director, Chairman of the Board and President

     Robert J. Bethoney    Director and Executive Vice President

     Allan P. Golotko      Vice President

     Gerianne J. Silva     Vice President and Assistant Secretary

     Kenneth D. Levine     Assistant Treasurer

     Richard J. Tucker     Director, Senior Vice President, and Secretary

Item 26.  Persons Controlled by or under Common Control with Depositor or
-------------------------------------------------------------------------
Registrant
----------

     The Registrant is a separate account of the Depositor. For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor, see Exhibit 14 to Pre-Effective Amendment No. 1 to the Registration Statement filed on June 25, 1993.

Item 27.  Number of Contract Owners
-----------------------------------

    1,837 as of March 31, 1997.

Item 28.  Indemnification
-------------------------

     Paine Webber Group, Inc., the ultimate parent of the Depositor and PaineWebber Incorporated ("PWI"), (the depositor and principal underwriter for the Registrant, respectively) maintains directors and officers liability and corporate reimbursement insurance for itself and all subsidiaries. This insurance provides for coverage against loss arising from claims made against directors and officers in their capacity as such. The general scope of coverage is any breach of duty, neglect, error, misstatement, misleading statement or omission. In addition, the Distribution Contract (Exhibit 3 hereto) between Depositor and PWI generally provides that each such party indemnifies the other party against any and all losses, claims, liabilities, expenses and damages insofar as such matters arise or are based on material misstatements or omissions in this registration statement (or allegations thereof) made in reliance upon information furnished in writing to the indemnitee by the indemnitor.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in that Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.


Item 29.  Principal Underwriter
-------------------------------

     PWI serves as principal underwriter for the Registrant. In addition to the registrant, PWI serves as principal underwriter for the following investment companies:
          Liquid Institutional Reserves
          PaineWebber Cashfund, Inc.
          PaineWebber Managed Municipal Trust
          PaineWebber Municipal Money Market Series
          PaineWebber RMA Money Fund, Inc.
          PaineWebber RMA Tax-Free Fund, Inc.

     The following are the directors and officers of PWI. Their principal business address is 1285 Avenue of the Americas, New York, New York 10019.

Officers
--------

     Name                     Title
     ----                     -----

     Donald B. Marron      Chairman & Chief Executive Officer

     Margo N. Alexander    Executive Vice President

     Terry L. Atkinson     Managing Director & Director, Municipal Securities
                           Group

     Geraldine L. Banyai   Divisional Vice President & Assistant Secretary

     Brian Barefoot        Executive Vice President & Director, Investment
                           Banking

     Steven P. Baum        Executive Vice President & Director, Global Fixed
                           Income

     Timothy E. Cronin     Executive Vice President & Global Risk Strategist

     Anthony M. DiIorio    Executive Vice President & Controller

     Regina A. Dolan       Executive Vice President & Chief Financial Officer

     Joseph J. Grano, Jr.  President

     Dorothy F. Haughey    Vice President & Secretary

     Theodore A. Levine    Executive Vice President

     Jerome A. Lichtstein  Executive Vice President & Director, Retail
                           Branches

     James P. MacGilvray   Executive Vice President & Director, Global
                           Equities & Transaction Services

     William J. Nolan      Executive Vice President & Treasurer

     Ronald M. Schwartz    Executive Vice President & Chief Administrative
                           Officer

     Robert H. Silver      Executive Vice President & Director, Operations &
                           Systems

     Mark B. Sutton      Executive Vice President & Director, Private Clients
                         Group

Directors
---------

Margo N. Alexander                               Edward M. Kerschner
Terry L. Atkinson                                Jerome A. Lichtstein
Brian Barefoot                                   James P. MacGilvray
Steven P. Baum                                   Donald B. Marron
Timothy E. Cronin                                Ronald M. Schwartz
Regina A. Dolan                                  Robert H. Silver
Joseph J. Grano, Jr.                             Mark B. Sutton

Item 30.  Location of Accounts and Records
------------------------------------------

     The Administrative Office of the Depositor is located at 601 6th Avenue, Des Moines, Iowa 50309. PWI, the principal underwriter of the Contracts, is located at 1285 Avenue of the Americas, New York, New York 10019. Each maintains those accounts and records required to be maintained by it pursuant to
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

Item 31.  Management Services
-----------------------------

     Not Applicable.

Item 32.  Undertakings
----------------------

     The Registrant undertakes:

     1. to file post-effective amendments to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

     2. to include either (A) as part of any application to purchase a Contract offered by the prospectus forming part of this registration statement, a space that an applicant can check to request a Statement of Additional Information, or (B) a post card or similar written communication affixed to or included in the prospectus that the applicant can receive to send for a Statement of Additional Information; and

     3. to deliver any Statement of Additional Information and any financial statements required to be made available under this registration statement promptly upon written or oral request.

Representations.
----------------

     PaineWebber Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by PaineWebber Life Insurance Company.

     The Registrant hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance (pub. avail. November 28, 1988) and that the following provisions have been complied with:

     1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

     2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

     3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

     4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his or her contract value.

                                  SIGNATURES

  As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act rule 485(b) for effectiveness of this registration statement and has duly caused this registration statement to be signed on its behalf, in the City of Weehawken, and the State of New Jersey on this 29th day of April, 1997.

                                          PaineWebber Life Variable Annuity
                                           Account
                                          -------------------------------------
                                                      (REGISTRANT)

                                            PaineWebber Life Insurance Company
                                          By: _________________________________
                                                        (DEPOSITOR)

                                                 /s/ Dennis J. Hess*
                                          By: _________________________________
                                                      DENNIS J. HESS
                                                         PRESIDENT

  As required by the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

              SIGNATURE                        TITLE                 DATE

                                       Chairman of the
      /s/ Dennis J. Hess*               Board of Directors      April 29, 1997
-------------------------------------   and President
          DENNIS J. HESS                (Principal
                                        Executive Officer)

                                       Principal Financial
     /s/ Kenneth D. Levine              and Principal           April 29, 1997
-------------------------------------   Accounting Officer
       KENNETH D. LEVINE

                                       Director and
    /s/ Robert J. Bethoney*             Executive Vice          April 29, 1997
-------------------------------------   President
         ROBERT J. BETHONEY

                                       Director, Senior
     /s/ Richard J. Tucker              Vice President and      April 29, 1997
-------------------------------------   Secretary
          RICHARD J. TUCKER

*Signed by Richard J. Tucker pursuant to power of attorney

                        Consent of Independent Auditors



We consent to the reference to our firm under the captions "Condensed Financial Information" and "Independent Auditors" and to the use of our reports dated January 17, 1997, with respect to PaineWebber Life Variable Annuity Account and March 24, 1997, with respect to PaineWebber Life Insurance Company in Post Effective Amendment No. 5 to the Registration Statement (Form N-4 No. 33-58808) and related Prospectus of PaineWebber Life Variable Account Dated May 1, 1997.


                                        /s/ Ernst & Young LLP
                                        ---------------------
                                            ERNST & YOUNG LLP


Des Moines, Iowa
April 24, 1997